Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
SECOND QUARTER 2009

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							2Q09 Change				2009 Change
	2Q09		1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
SELECTED INCOME STATEMENT DATA:
Reported Basis
Total net revenue	$25,623		$25,025	$17,226	$14,737	$18,399	2%	39%	$50,648	$35,289	44%
Total noninterest expense	13,520		13,373	11,255	11,137	12,177	1	11	26,893	21,108	27
Pre-provision profit	12,103		11,652	5,971	3,600	6,222	4	95	23,755	14,181	68
Provision for credit losses	8,031		8,596	7,313	5,787	3,455	(7)	132	16,627	7,879	111
Income (loss) before extraordinary gain	2,721		2,141	(623)	(54)	2,003	27	36	4,862	4,376	11
Extraordinary gain	—		—	1,325	581	—	—	—	—	—	—
NET INCOME	2,721		2,141	702	527	2,003	27	36	4,862	4,376	11

Managed Basis (a)
Total net revenue	$27,709		$26,922	$19,108	$16,088	$19,678	3	41	$54,631	$37,576	45
Total noninterest expense	13,520		13,373	11,255	11,137	12,177	1	11	26,893	21,108	27
Pre-provision profit	14,189		13,549	7,853	4,951	7,501	5	89	27,738	16,468	68
Provision for credit losses	9,695		10,060	8,541	6,660	4,285	(4)	126	19,755	9,390	110
Income (loss) before extraordinary gain	2,721		2,141	(623)	(54)	2,003	27	36	4,862	4,376	11
Extraordinary gain	—		—	1,325	581	—	—	—	—	—	—
NET INCOME	2,721		2,141	702	527	2,003	27	36	4,862	4,376	11

PER COMMON SHARE:
Basic Earnings (b)
Income (loss) before extraordinary gain	0.28		0.40	(0.29)	(0.08)	0.54	(30)	(48)	0.68	1.21	(44)
Net income	0.28		0.40	0.06	0.09	0.54	(30)	(48)	0.68	1.21	(44)

Diluted Earnings (b) (c)
Income (loss) before extraordinary gain	0.28		0.40	(0.29)	(0.08)	0.53	(30)	(47)	0.68	1.20	(43)
Net income	0.28		0.40	0.06	0.09	0.53	(30)	(47)	0.68	1.20	(43)

Cash dividends declared	0.05		0.05	0.38	0.38	0.38	—	(87)	0.10	0.76	(87)
Book value	37.36		36.78	36.15	36.95	37.02	2	1	37.36	37.02	1
Closing share price	34.11		26.58	31.53	46.70	34.31	28	(1)	34.11	34.31	(1)
Market capitalization	133,852		99,881	117,695	174,048	117,881	34	14	133,852	117,881	14

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding (b)	3,824.1		3,758.7	3,737.5	3,444.6	3,453.1	2	11	3,791.4	3,438.2	10
Common shares outstanding at period-end	3,924.1		3,757.7	3,732.8	3,726.9	3,435.7	4	14	3,924.1	3,435.7	14

FINANCIAL RATIOS: (d)
Income (loss) before extraordinary gain:
Return on common equity (“ROE”) (e)	3%		5%	(3)%	(1)%	6%			4%	7%
Return on equity-goodwill (“ROE-GW”) (e) (f)	5		7	(5)	(1)	10			6	11
Return on assets (“ROA”)	0.54		0.42	(0.11)	(0.01)	0.48			0.48	0.54
Net income:
ROE (e)	3		5	1	1	6			4	7
ROE-GW (e) (f)	5		7	1	2	10			6	11
ROA	0.54		0.42	0.13	0.12	0.48			0.48	0.54

CAPITAL RATIOS:
Tier 1 capital ratio	9.7	(g)	11.4	10.9	8.9	9.2
Total capital ratio	13.3	(g)	15.2	14.8	12.6	13.4

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,026,642		$2,079,188	$2,175,052	$2,251,469	$1,775,670	(3)	14	$2,026,642	$1,775,670	14
Wholesale loans	231,625		242,284	262,044	288,445	229,359	(4)	1	231,625	229,359	1
Consumer loans	448,976		465,959	482,854	472,936	308,670	(4)	45	448,976	308,670	45
Deposits	866,477		906,969	1,009,277	969,783	722,905	(4)	20	866,477	722,905	20
Common stockholders’ equity	146,614		138,201	134,945	137,691	127,176	6	15	146,614	127,176	15
Total stockholders’ equity	154,766		170,194	166,884	145,843	133,176	(9)	16	154,766	133,176	16

Headcount	220,255		219,569	224,961	228,452	195,594	—	13	220,255	195,594	13

LINE OF BUSINESS NET INCOME (LOSS)
Investment Bank	$1,471		$1,606	$(2,364)	$882	$394	(8)	273	$3,077	$307	NM
Retail Financial Services	15		474	624	64	503	(97)	(97)	489	192	155
Card Services	(672)		(547)	(371)	292	250	(23)	NM	(1,219)	859	NM
Commercial Banking	368		338	480	312	355	9	4	706	647	9
Treasury & Securities Services	379		308	533	406	425	23	(11)	687	828	(17)
Asset Management	352		224	255	351	395	57	(11)	576	751	(23)
Corporate/Private Equity	808		(262)	1,545	(1,780)	(319)	NM	NM	546	792	(31)

Net income	$2,721		$2,141	$702	$527	$2,003	27	36	$4,862	$4,376	11

(a)	For further discussion of managed basis, see Reconciliation from reported to managed summary on page 6.

(b)	Effective January 1, 2009, the Firm adopted FSP EITF 03-6-1. Accordingly, prior period numbers have been revised as required. For further discussion of this FSP, see Per share-related information on page 36.

(c)	The calculation of second quarter 2009 earnings per share includes a one-time, non-cash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital.

(d)	Ratios are based upon annualized amounts.

(e)	The calculation of second quarter and year-to-date 2009 net income applicable to common equity includes a one-time, non-cash reduction of $1.1 billion resulting from repayment of TARP preferred capital. Excluding this reduction the adjusted ROE and ROE-GW were 6% and 10% for the second quarter 2009 , respectively, and 6% and 9% for the year-to-date, respectively. The Firm views the adjusted ROE and ROE-GW, non-GAAP financial measures, as meaningful because it increases the comparability to prior periods.

(f)	Net income applicable to common equity divided by total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate comparisons to competitors.

(g)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
REVENUE
Investment banking fees	$2,106	$1,386	$1,382	$1,316	$1,612	52%	31%	$3,492	$2,828	23%
Principal transactions	3,097	2,001	(7,885)	(2,763)	752	55	312	5,098	(51)	NM
Lending & deposit-related fees	1,766	1,688	1,776	1,168	1,105	5	60	3,454	2,144	61
Asset management, administration and commissions	3,124	2,897	3,234	3,485	3,628	8	(14)	6,021	7,224	(17)
Securities gains	347	198	456	424	647	75	(46)	545	680	(20)
Mortgage fees and related income	784	1,601	1,789	457	696	(51)	13	2,385	1,221	95
Credit card income	1,719	1,837	2,049	1,771	1,803	(6)	(5)	3,556	3,599	(1)
Other income	10	50	593	(115)	(138)	(80)	NM	60	1,691	(96)

Noninterest revenue	12,953	11,658	3,394	5,743	10,105	11	28	24,611	19,336	27

Interest income	16,549	17,926	21,631	17,326	16,529	(8)	—	34,475	34,061	1
Interest expense	3,879	4,559	7,799	8,332	8,235	(15)	(53)	8,438	18,108	(53)

Net interest income	12,670	13,367	13,832	8,994	8,294	(5)	53	26,037	15,953	63

TOTAL NET REVENUE	25,623	25,025	17,226	14,737	18,399	2	39	50,648	35,289	44

Provision for credit losses	8,031	8,596	7,313	5,787	3,455	(7)	132	16,627	7,879	111

NONINTEREST EXPENSE
Compensation expense	6,917	7,588	5,024	5,858	6,913	(9)	—	14,505	11,864	22
Occupancy expense	914	885	955	766	669	3	37	1,799	1,317	37
Technology, communications and equipment expense	1,156	1,146	1,207	1,112	1,028	1	12	2,302	1,996	15
Professional & outside services	1,518	1,515	1,819	1,451	1,450	—	5	3,033	2,783	9
Marketing	417	384	501	453	413	9	1	801	959	(16)
Other expense (a)	2,190	1,375	1,242	1,096	1,233	59	78	3,565	1,402	154
Amortization of intangibles	265	275	326	305	316	(4)	(16)	540	632	(15)
Merger costs	143	205	181	96	155	(30)	(8)	348	155	125

TOTAL NONINTEREST EXPENSE	13,520	13,373	11,255	11,137	12,177	1	11	26,893	21,108	27

Income (loss) before income tax expense and extraordinary gain	4,072	3,056	(1,342)	(2,187)	2,767	33	47	7,128	6,302	13
Income tax expense (benefit) (b)	1,351	915	(719)	(2,133)	764	48	77	2,266	1,926	18

Income (loss) before extraordinary gain	2,721	2,141	(623)	(54)	2,003	27	36	4,862	4,376	11
Extraordinary gain (c)	—	—	1,325	581	—	—	—	—	—	—

NET INCOME	$2,721	$2,141	$702	$527	$2,003	27	36	$4,862	$4,376	11

DILUTED EARNINGS PER SHARE
Income (loss) before extraordinary gain (d)(e)	$0.28	$0.40	$(0.29)	$(0.08)	$0.53	(30)	(47)	$0.68	$1.20	(43)
Extraordinary gain	—	—	0.35	0.17	—	—	—	—	—	—

NET INCOME (d)(e)	$0.28	$0.40	$0.06	$0.09	$0.53	(30)	(47)	$0.68	$1.20	(43)

FINANCIAL RATIOS
Income (loss) before extraordinary gain:
ROE (f)	3%	5%	(3)%	(1)%	6%			4%	7%
ROE-GW (f)	5	7	(5)	(1)	10			6	11
ROA	0.54	0.42	(0.11)	(0.01)	0.48			0.48	0.54
Net income:
ROE (f)	3	5	1	1	6			4	7
ROE-GW (f)	5	7	1	2	10			6	11
ROA	0.54	0.42	0.13	0.12	0.48			0.48	0.54
Effective income tax rate (b)	33	30	54	98	28			32	31
Overhead ratio	53	53	65	76	66			53	60

EXCLUDING IMPACT OF MERGER COSTS (g)
Income (loss) before extraordinary gain	$2,721	$2,141	$(623)	$(54)	$2,003	27	36	$4,862	$4,376	11
Merger costs (after-tax)	89	127	112	60	96	(30)	(7)	216	96	125

Income (loss) before extraordinary gain excluding merger costs	$2,810	$2,268	$(511)	$6	$2,099	24	34	$5,078	$4,472	14

Diluted Per Share:
Income (loss) before extraordinary gain (d)(e)	$0.28	$0.40	$(0.29)	$(0.08)	$0.53	(30)	(47)	$0.68	$1.20	(43)
Merger costs (after-tax)	0.02	0.03	0.03	0.02	0.03	(33)	(33)	0.05	0.03	67

Income (loss) before extraordinary gain excluding merger costs (d)(e)	$0.30	$0.43	$(0.26)	$(0.06)	$0.56	(30)	(46)	$0.73	$1.23	(41)

(a)	Second quarter 2009 includes a $675 million FDIC special assessment.

(b)	The income tax benefit in the third quarter of 2008 includes the realization of a benefit from the release of deferred tax liabilities associated with the undistributed earnings of certain non-U.S. subsidiaries that were deemed to be reinvested indefinitely.

(c)	JPMorgan Chase acquired the banking operations of Washington Mutual Bank for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price, which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(d)	Effective January 1, 2009, the Firm adopted FSP EITF 03-6-1. Accordingly, prior period numbers have been revised as required. For further discussion of this FSP, see Per share-related information on page 36.

(e)	The calculation of second quarter 2009 earnings per share includes a one-time, non-cash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital.

(f)	The calculation of second quarter and year-to-date 2009 net income applicable to common equity includes a one-time, non-cash reduction of $1.1 billion resulting from repayment of TARP preferred capital. Excluding this reduction the adjusted ROE and ROE-GW were 6% and 10% for the second quarter 2009, respectively, and 6% and 9% for the year-to-date, respectively. The Firm views the adjusted ROE and ROE-GW, non-GAAP financial measures, as meaningful because it increases the comparability to prior periods.

(g)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Jun 30, 2009
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2009	2009	2008	2008	2008	2009	2008
ASSETS
Cash and due from banks	$25,133	$26,681	$26,895	$54,350	$32,255	(6)%	(22)%
Deposits with banks	61,882	89,865	138,139	34,372	17,150	(31)	261
Federal funds sold and securities purchased under resale agreements	159,170	157,237	203,115	233,668	176,287	1	(10)
Securities borrowed	129,263	127,928	124,000	152,050	142,854	1	(10)
Trading assets:
Debt and equity instruments	298,135	298,453	347,357	401,609	409,608	—	(27)
Derivative receivables	97,491	131,247	162,626	118,648	122,389	(26)	(20)
Securities	345,563	333,861	205,943	150,779	119,173	4	190
Loans	680,601	708,243	744,898	761,381	538,029	(4)	26
Less: allowance for loan losses	29,072	27,381	23,164	19,052	13,246	6	119

Loans, net of allowance for loan losses	651,529	680,862	721,734	742,329	524,783	(4)	24
Accrued interest and accounts receivable	61,302	52,168	60,987	104,232	64,294	18	(5)
Premises and equipment	10,668	10,336	10,045	9,962	10,333	3	3
Goodwill	48,288	48,201	48,027	46,121	45,993	—	5
Other intangible assets:
Mortgage servicing rights	14,600	10,634	9,403	17,048	11,617	37	26
Purchased credit card relationships	1,431	1,528	1,649	1,827	1,984	(6)	(28)
All other intangibles	3,651	3,821	3,932	3,653	3,675	(4)	(1)
Other assets (a)	118,536	106,366	111,200	180,821	93,275	11	27

TOTAL ASSETS	$2,026,642	$2,079,188	$2,175,052	$2,251,469	$1,775,670	(3)	14

LIABILITIES
Deposits	$866,477	$906,969	$1,009,277	$969,783	$722,905	(4)	20
Federal funds purchased and securities loaned or sold under repurchase agreements	300,931	279,837	192,546	224,075	194,724	8	55
Commercial paper	42,713	33,085	37,845	54,480	50,151	29	(15)
Other borrowed funds (a)	73,968	112,257	132,400	167,827	22,594	(34)	227
Trading liabilities:
Debt and equity instruments	56,021	53,786	45,274	76,213	87,841	4	(36)
Derivative payables	67,197	86,020	121,604	85,816	95,749	(22)	(30)
Accounts payable and other liabilities (including the allowance for lending-related commitments)	171,685	165,521	187,978	260,563	171,004	4	—
Beneficial interests issued by consolidated VIEs	20,945	9,674	10,561	11,437	20,071	117	4
Long-term debt	254,226	243,569	252,094	238,034	260,192	4	(2)
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities	17,713	18,276	18,589	17,398	17,263	(3)	3

TOTAL LIABILITIES	1,871,876	1,908,994	2,008,168	2,105,626	1,642,494	(2)	14

STOCKHOLDERS’ EQUITY
Preferred stock	8,152	31,993	31,939	8,152	6,000	(75)	36
Common stock	4,105	3,942	3,942	3,942	3,658	4	12
Capital surplus	97,662	91,469	92,143	90,535	78,870	7	24
Retained earnings	56,355	55,487	54,013	55,217	56,313	2	—
Accumulated other comprehensive income (loss)	(3,438)	(4,490)	(5,687)	(2,227)	(1,566)	23	(120)
Shares held in RSU trust	(86)	(86)	(217)	(267)	(269)	—	68
Treasury stock, at cost	(7,984)	(8,121)	(9,249)	(9,509)	(9,830)	2	19

TOTAL STOCKHOLDERS’ EQUITY	154,766	170,194	166,884	145,843	133,176	(9)	16

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,026,642	$2,079,188	$2,175,052	$2,251,469	$1,775,670	(3)	14

(a)	On September 19, 2008, the Federal Reserve established a special lending facility, the AML Facility, to provide liquidity to eligible money market mutual funds. The Firm participated in the AML Facility and had ABCP investments totaling $14.5 billion, $6.0 billion, $11.2 billion, and $61.3 billion at June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively. These ABCP investments were recorded in other assets with the corresponding nonrecourse liability to the Federal Reserve Bank of Boston for the same amounts recorded in other borrowed funds.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
AVERAGE BALANCES
ASSETS
Deposits with banks	$68,001	$88,587	$106,156	$41,303	$38,813	(23)%	75%	$78,237	$35,394	121%
Federal funds sold and securities purchased under resale agreements	142,226	160,986	205,182	164,980	155,664	(12)	(9)	151,554	154,764	(2)
Securities borrowed	122,235	120,752	123,523	134,651	100,322	1	22	121,498	91,906	32
Trading assets — debt instruments	245,444	252,098	269,576	298,760	302,053	(3)	(19)	248,753	312,519	(20)
Securities	354,216	281,420	174,652	119,443	109,834	26	223	318,019	99,796	219
Loans	697,908	726,959	752,524	536,890	537,964	(4)	30	712,353	532,281	34
Other assets (a)	36,638	27,411	56,322	37,237	15,629	34	134	32,050	7,815	310

Total interest-earning assets	1,666,668	1,658,213	1,687,935	1,333,264	1,260,279	1	32	1,662,464	1,234,475	35
Trading assets — equity instruments	63,507	62,748	72,782	92,300	99,525	1	(36)	63,130	89,168	(29)
Goodwill	48,273	48,071	46,838	45,947	45,781	—	5	48,173	45,740	5
Other intangible assets:
Mortgage servicing rights	12,256	11,141	14,837	11,811	9,947	10	23	11,702	9,110	28
All other intangible assets	5,218	5,443	5,586	5,512	5,823	(4)	(10)	5,329	6,012	(11)
All other noninterest-earning assets	242,450	281,503	339,887	267,525	247,344	(14)	(2)	261,868	234,743	12

TOTAL ASSETS	$2,038,372	$2,067,119	$2,167,865	$1,756,359	$1,668,699	(1)	22	$2,052,666	$1,619,248	27

LIABILITIES
Interest-bearing deposits	$672,350	$736,460	$777,604	$589,348	$612,305	(9)	10	$704,228	$606,218	16
Federal funds purchased and securities loaned or sold under repurchase agreements	289,971	226,110	203,568	200,032	203,348	28	43	258,217	191,622	35
Commercial paper	37,371	33,694	40,486	47,579	47,323	11	(21)	35,543	47,453	(25)
Other borrowings and liabilities (b)	207,489	236,673	264,236	161,821	111,477	(12)	86	221,999	109,515	103
Beneficial interests issued by consolidated VIEs	14,493	9,757	9,440	11,431	17,990	49	(19)	12,138	16,036	(24)
Long-term debt	274,323	258,732	248,125	261,385	229,336	6	20	266,571	214,846	24

Total interest-bearing liabilities	1,495,997	1,501,426	1,543,459	1,271,596	1,221,779	—	22	1,498,696	1,185,690	26
Noninterest-bearing liabilities	373,172	397,243	460,894	351,023	315,965	(6)	18	385,141	305,790	26

TOTAL LIABILITIES	1,869,169	1,898,669	2,004,353	1,622,619	1,537,744	(2)	22	1,883,837	1,491,480	26

Preferred stock	28,338	31,957	24,755	7,100	4,549	(11)	NM	30,138	2,275	NM
Common stockholders’ equity	140,865	136,493	138,757	126,640	126,406	3	11	138,691	125,493	11

TOTAL STOCKHOLDERS’ EQUITY	169,203	168,450	163,512	133,740	130,955	—	29	168,829	127,768	32

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,038,372	$2,067,119	$2,167,865	$1,756,359	$1,668,699	(1)	22	$2,052,666	$1,619,248	27

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	1.45%	2.03%	3.34%	3.04%	3.87%			1.78%	4.03%
Federal funds sold and securities purchased under resale agreements (c)	0.41	1.06	2.14	3.00	3.23			0.74	3.46
Trading assets — debt instruments	4.91	5.27	6.18	6.06	5.59			5.09	5.67
Securities	3.64	4.16	5.14	5.09	5.27			3.87	5.36
Loans	5.65	5.87	6.44	6.31	6.36			5.76	6.72
Other assets (a)	0.80	2.44	3.06	3.29	3.97			1.50	3.97
Total interest-earning assets	4.00	4.41	5.12	5.22	5.34			4.20	5.60

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.70	0.93	1.53	2.26	2.36			0.82	2.72
Federal funds purchased and securities sold under repurchase agreements	0.23	0.36	0.95	2.63	2.73			0.29	3.00
Commercial paper	0.24	0.47	1.17	2.05	2.17			0.35	2.79
Other borrowings and liabilities (b)	1.32	1.46	2.56	2.84	3.77			1.39	4.39
Beneficial interests issued by consolidated VIEs	1.59	1.57	3.79	2.87	2.24			1.58	2.92
Long-term debt	2.60	2.73	3.87	3.31	3.27			2.67	3.52
Total interest-bearing liabilities	1.04	1.23	2.01	2.61	2.71			1.14	3.07

INTEREST RATE SPREAD	2.96%	3.18%	3.11%	2.61%	2.63%			3.06%	2.53%

NET YIELD ON INTEREST-EARNING ASSETS	3.07%	3.29%	3.28%	2.73%	2.71%			3.18%	2.65%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	3.37%	3.60%	3.55%	3.06%	3.06%			3.48%	3.00%

(a)	Includes margin loans and the Firm’s investment in asset-backed commercial paper under the Federal Reserve Bank of Boston’s AML facility.

(b)	Includes securities sold but not yet purchased, brokerage customer payables and advances from Federal Home Loan Banks.

(c)	Includes securities borrowed.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assume credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 37.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
CREDIT CARD INCOME
Credit card income — reported	$1,719	$1,837	$2,049	$1,771	$1,803	(6)%	(5)%	$3,556	$3,599	(1)%
Impact of:
Credit card securitizations	(294)	(540)	(710)	(843)	(843)	46	65	(834)	(1,780)	53

Credit card income — managed	$1,425	$1,297	$1,339	$928	$960	10	48	$2,722	$1,819	50

OTHER INCOME
Other income — reported	$10	$50	$593	$(115)	$(138)	(80)	NM	$60	$1,691	(96)
Impact of:
Tax-equivalent adjustments	335	337	556	323	247	(1)	36	672	450	49

Other income — managed	$345	$387	$1,149	$208	$109	(11)	217	$732	$2,141	(66)

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$12,953	$11,658	$3,394	$5,743	$10,105	11	28	$24,611	$19,336	27
Impact of:
Credit card securitizations	(294)	(540)	(710)	(843)	(843)	46	65	(834)	(1,780)	53
Tax-equivalent adjustments	335	337	556	323	247	(1)	36	672	450	49

Total noninterest revenue — managed	$12,994	$11,455	$3,240	$5,223	$9,509	13	37	$24,449	$18,006	36

NET INTEREST INCOME
Net interest income — reported	$12,670	$13,367	$13,832	$8,994	$8,294	(5)	53	$26,037	$15,953	63
Impact of:
Credit card securitizations	1,958	2,004	1,938	1,716	1,673	(2)	17	3,962	3,291	20
Tax-equivalent adjustments	87	96	98	155	202	(9)	(57)	183	326	(44)

Net interest income — managed	$14,715	$15,467	$15,868	$10,865	$10,169	(5)	45	$30,182	$19,570	54

TOTAL NET REVENUE
Total net revenue — reported	$25,623	$25,025	$17,226	$14,737	$18,399	2	39	$50,648	$35,289	44
Impact of:
Credit card securitizations	1,664	1,464	1,228	873	830	14	100	3,128	1,511	107
Tax-equivalent adjustments	422	433	654	478	449	(3)	(6)	855	776	10

Total net revenue — managed	$27,709	$26,922	$19,108	$16,088	$19,678	3	41	$54,631	$37,576	45

PRE-PROVISION PROFIT
Total pre-provision profit — reported	$12,103	$11,652	$5,971	$3,600	$6,222	4	95	$23,755	$14,181	68
Impact of:
Credit card securitizations	1,664	1,464	1,228	873	830	14	100	3,128	1,511	107
Tax-equivalent adjustments	422	433	654	478	449	(3)	(6)	855	776	10

Total pre-provision profit — managed	$14,189	$13,549	$7,853	$4,951	$7,501	5	89	$27,738	$16,468	68

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$8,031	$8,596	$7,313	$5,787	$3,455	(7)	132	$16,627	$7,879	111
Impact of:
Credit card securitizations	1,664	1,464	1,228	873	830	14	100	3,128	1,511	107

Provision for credit losses — managed	$9,695	$10,060	$8,541	$6,660	$4,285	(4)	126	$19,755	$9,390	110

INCOME TAX EXPENSE
Income tax expense (benefit) — reported	$1,351	$915	$(719)	$(2,133)	$764	48	77	$2,266	$1,926	18
Impact of:
Tax-equivalent adjustments	422	433	654	478	449	(3)	(6)	855	776	10

Income tax expense (benefit) — managed	$1,773	$1,348	$(65)	$(1,655)	$1,213	32	46	$3,121	$2,702	16

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$7,301	$8,371	$(272)	$4,066	$5,500	(13)%	33%	$15,672	$8,541	83%
Retail Financial Services	7,970	8,835	8,684	4,963	5,110	(10)	56	16,805	9,873	70
Card Services	4,868	5,129	4,908	3,887	3,775	(5)	29	9,997	7,679	30
Commercial Banking	1,453	1,402	1,479	1,125	1,106	4	31	2,855	2,173	31
Treasury & Securities Services	1,900	1,821	2,249	1,953	2,019	4	(6)	3,721	3,932	(5)
Asset Management	1,982	1,703	1,658	1,961	2,064	16	(4)	3,685	3,965	(7)
Corporate/Private Equity (a)	2,235	(339)	402	(1,867)	104	NM	NM	1,896	1,413	34

TOTAL NET REVENUE	$27,709	$26,922	$19,108	$16,088	$19,678	3	41	$54,631	$37,576	45

TOTAL PRE-PROVISION PROFIT
Investment Bank (a)	$3,234	$3,597	$(3,013)	$250	$766	(10)	322	$6,831	$1,254	445
Retail Financial Services	3,891	4,664	4,638	2,184	2,430	(17)	60	8,555	4,621	85
Card Services	3,535	3,783	3,419	2,693	2,590	(7)	36	7,318	5,222	40
Commercial Banking	918	849	980	639	630	8	46	1,767	1,212	46
Treasury & Securities Services	612	502	910	614	702	22	(13)	1,114	1,387	(20)
Asset Management	628	405	445	599	664	55	(5)	1,033	1,242	(17)
Corporate/Private Equity (a)	1,371	(251)	474	(2,028)	(281)	NM	NM	1,120	1,530	(27)

TOTAL PRE-PROVISION PROFIT	$14,189	$13,549	$7,853	$4,951	$7,501	5	89	$27,738	$16,468	68

NET INCOME (LOSS)
Investment Bank	$1,471	$1,606	$(2,364)	$882	$394	(8)	273	$3,077	$307	NM
Retail Financial Services	15	474	624	64	503	(97)	(97)	489	192	155
Card Services	(672)	(547)	(371)	292	250	(23)	NM	(1,219)	859	NM
Commercial Banking	368	338	480	312	355	9	4	706	647	9
Treasury & Securities Services	379	308	533	406	425	23	(11)	687	828	(17)
Asset Management	352	224	255	351	395	57	(11)	576	751	(23)
Corporate/Private Equity	808	(262)	1,545	(1,780)	(319)	NM	NM	546	792	(31)

TOTAL NET INCOME	$2,721	$2,141	$702	$527	$2,003	27	36	$4,862	$4,376	11

AVERAGE EQUITY (b)
Investment Bank	$33,000	$33,000	$33,000	$26,000	$23,319	—	42	$33,000	$22,659	46
Retail Financial Services	25,000	25,000	25,000	17,000	17,000	—	47	25,000	17,000	47
Card Services	15,000	15,000	15,000	14,100	14,100	—	6	15,000	14,100	6
Commercial Banking	8,000	8,000	8,000	7,000	7,000	—	14	8,000	7,000	14
Treasury & Securities Services	5,000	5,000	4,500	3,500	3,500	—	43	5,000	3,500	43
Asset Management	7,000	7,000	7,000	5,500	5,066	—	38	7,000	5,033	39
Corporate/Private Equity	47,865	43,493	46,257	53,540	56,421	10	(15)	45,691	56,201	(19)

TOTAL AVERAGE EQUITY	$140,865	$136,493	$138,757	$126,640	$126,406	3	11	$138,691	$125,493	11

RETURN ON EQUITY (b)
Investment Bank	18%	20%	(28)%	13%	7%			19%	3%
Retail Financial Services	—	8	10	1	12			4	2
Card Services	(18)	(15)	(10)	8	7			(16)	12
Commercial Banking	18	17	24	18	20			18	19
Treasury & Securities Services	30	25	47	46	49			28	48
Asset Management	20	13	14	25	31			17	30

(a)	In the second quarter of 2009, Investment Bank (“IB”) began reporting credit reimbursement from TSS as a component of total net revenue, whereas TSS continues to report its credit reimbursement to IB as a separate line item on its income statement (not part of net revenue). Corporate/Private Equity includes an adjustment to offset IB’s inclusion of the credit reimbursement in total net revenue. Prior periods have been revised for IB and Corporate/Private Equity to reflect this presentation.

(b)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Investment banking fees	$2,239	$1,380	$1,373	$1,593	$1,735	62%	29%	$3,619	$2,941	23%
Principal transactions	1,841	3,515	(6,160)	(922)	838	(48)	120	5,356	40	NM
Lending & deposit-related fees	167	138	138	118	105	21	59	305	207	47
Asset management, administration and commissions	717	692	764	847	709	4	1	1,409	1,453	(3)
All other income (a)	(108)	(56)	139	(248)	(196)	(93)	45	(164)	(232)	29

Noninterest revenue	4,856	5,669	(3,746)	1,388	3,191	(14)	52	10,525	4,409	139
Net interest income	2,445	2,702	3,474	2,678	2,309	(10)	6	5,147	4,132	25

TOTAL NET REVENUE (b)	7,301	8,371	(272)	4,066	5,500	(13)	33	15,672	8,541	83

Provision for credit losses	871	1,210	765	234	398	(28)	119	2,081	1,016	105
NONINTEREST EXPENSE
Compensation expense	2,677	3,330	1,166	2,162	3,132	(20)	(15)	6,007	4,373	37
Noncompensation expense	1,390	1,444	1,575	1,654	1,602	(4)	(13)	2,834	2,914	(3)

TOTAL NONINTEREST EXPENSE	4,067	4,774	2,741	3,816	4,734	(15)	(14)	8,841	7,287	21

Income (loss) before income tax expense	2,363	2,387	(3,778)	16	368	(1)	NM	4,750	238	NM
Income tax expense (benefit) (c)	892	781	(1,414)	(866)	(26)	14	NM	1,673	(69)	NM

NET INCOME (LOSS)	$1,471	$1,606	$(2,364)	$882	$394	(8)	273	$3,077	$307	NM

FINANCIAL RATIOS
ROE	18%	20%	(28)%	13%	7%			19%	3%
ROA	0.83	0.89	(1.08)	0.39	0.19			0.86	0.08
Overhead ratio	56	57	NM	94	86			56	85
Compensation expense as a % of total net revenue	37	40	NM	53	57			38	51

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$393	$479	$579	$576	$370	(18)	6	$872	$853	2
Equity underwriting	1,103	308	330	518	542	258	104	1,411	901	57
Debt underwriting	743	593	464	499	823	25	(10)	1,336	1,187	13

Total investment banking fees	2,239	1,380	1,373	1,593	1,735	62	29	3,619	2,941	23
Fixed income markets	4,929	4,889	(1,671)	815	2,347	1	110	9,818	2,813	249
Equity markets	708	1,773	(94)	1,650	1,079	(60)	(34)	2,481	2,055	21
Credit portfolio (a)	(575)	329	120	8	339	NM	NM	(246)	732	NM

Total net revenue	$7,301	$8,371	$(272)	$4,066	$5,500	(13)	33	$15,672	$8,541	83

REVENUE BY REGION (a)
Americas	$4,177	$4,800	$(2,203)	$1,072	$3,185	(13)	31	$8,977	$3,741	140
Europe/Middle East/Africa	2,235	2,595	2,026	2,517	1,519	(14)	47	4,830	3,167	53
Asia/Pacific	889	976	(95)	477	796	(9)	12	1,865	1,633	14

Total net revenue	$7,301	$8,371	$(272)	$4,066	$5,500	(13)	33	$15,672	$8,541	83

(a)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS. IB recognizes this credit reimbursement in its credit portfolio business in all other income. Prior periods have been revised to conform with the current presentation.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as, tax-exempt income from municipal bond investments, of $334 million, $365 million, $583 million, $427 million, and $404 million, for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $699 million and $693 million for year-to-date 2009 and 2008, respectively.

(c)	The income tax benefit in the third quarter of 2008 is predominantly the result of reduced deferred tax liabilities on overseas earnings.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained (a)	$64,500	$66,506	$71,357	$73,347	$70,690	(3)%	(9)%	$64,500	$70,690	(9)%
Loans held-for-sale & loans at fair value	6,814	10,993	13,660	16,667	19,699	(38)	(65)	6,814	19,699	(65)

Total loans	71,314	77,499	85,017	90,014	90,389	(8)	(21)	71,314	90,389	(21)
Equity	33,000	33,000	33,000	33,000	26,000	—	27	33,000	26,000	27
SELECTED BALANCE SHEET DATA (Average)
Total assets	$710,825	$733,166	$869,159	$890,040	$814,860	(3)	(13)	$721,934	$785,344	(8)
Trading assets — debt and equity instruments	265,336	272,998	306,168	360,821	367,184	(3)	(28)	269,146	368,320	(27)
Trading assets — derivative receivables	100,536	125,021	153,875	105,462	99,395	(20)	1	112,711	94,814	19
Loans:
Loans retained (a)	68,224	70,041	73,110	69,022	76,239	(3)	(11)	69,128	75,173	(8)
Loans held-for-sale & loans at fair value	8,934	12,402	16,378	17,612	20,440	(28)	(56)	10,658	20,026	(47)

Total loans	77,158	82,443	89,488	86,634	96,679	(6)	(20)	79,786	95,199	(16)
Adjusted assets (b)	531,632	589,163	685,242	694,459	676,777	(10)	(21)	560,239	669,598	(16)
Equity	33,000	33,000	33,000	26,000	23,319	—	42	33,000	22,659	46

Headcount	25,783	26,142	27,938	30,993	37,057	(1)	(30)	25,783	37,057	(30)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$433	$36	$87	$13	$(8)	NM	NM	$469	$5	NM
Nonperforming assets:
Loans (c)	3,519	1,795	1,175	436	313	96	NM	3,519	313	NM
Derivative receivables	704	1,010	1,079	34	76	(30)	NM	704	76	NM
Assets acquired in loan satisfactions	311	236	247	113	101	32	208	311	101	208

Total nonperforming assets	4,534	3,041	2,501	583	490	49	NM	4,534	490	NM
Allowance for credit losses:
Allowance for loan losses	5,101	4,682	3,444	2,654	2,429	9	110	5,101	2,429	110
Allowance for lending-related commitments	351	295	360	463	469	19	(25)	351	469	(25)

Total allowance for credit losses	5,452	4,977	3,804	3,117	2,898	10	88	5,452	2,898	88

Net charge-off (recovery) rate (a) (d)	2.55%	0.21%	0.47%	0.07%	(0.04)%			1.37%	0.01%
Allowance for loan losses to period-end loans (a) (d)	7.91	7.04	4.83	3.62	3.44			7.91	3.44
Allowance for loan losses to average loans (a) (d) (e)	7.48	6.68	4.71	3.85	3.19			7.38	3.23
Allowance for loan losses to nonperforming loans (c)	150	269	301	657	843			150	843
Nonperforming loans to period-end loans	4.93	2.32	1.38	0.48	0.35			4.93	0.35
Nonperforming loans to average loans	4.56	2.18	1.31	0.50	0.32			4.41	0.33

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans held-for-sale and loans accounted for at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; (5) securities received as collateral; and (6) investments purchased under the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility. The amount of adjusted assets is presented to assist the reader in comparing the Investment Bank’s (“IB”) asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $112 million, $57 million, $32 million, $32 million, and $25 million, at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off (recovery) rate.

(e)	Excluding the impact of a loan originated in March 2008 to Bear Stearns, the adjusted ratio would be 3.46% and 3.40% for the quarter ended June 30, 2008, and the six months ended June 30, 2008, respectively. The average balance of the loan extended to Bear Stearns was $6.0 billion and $3.8 billion for the quarter ended June 30, 2008, and the six months ended June 30, 2008, respectively.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR - 99% CONFIDENCE LEVEL (a)
Trading activities:
Fixed income	$249	$218	$276	$183	$155	14%	61%	$234	$137	71%
Foreign exchange	26	40	55	20	26	(35)	—	33	30	10
Equities	77	162	87	80	30	(52)	157	119	31	284
Commodities and other	34	28	30	41	31	21	10	31	29	7
Diversification (b)	(136)	(159)	(146)	(104)	(92)	14	(48)	(148)	(91)	(63)

Total trading VaR (c)	250	289	302	220	150	(13)	67	269	136	98

Credit portfolio VaR (d)	133	182	165	47	35	(27)	280	157	33	376
Diversification (b)	(116)	(135)	(140)	(49)	(36)	14	(222)	(125)	(34)	(268)

Total trading and credit portfolio VaR	$267	$336	$327	$218	$149	(21)	79	$301	$135	123

	June 30, 2009 YTD		Full Year 2008
	Market		Market
MARKET SHARES AND RANKINGS (e)	Share	Rankings	Share	Rankings
Global debt, equity and equity-related	11%	#1	10%	#1
Global syndicated loans	10%	#1	12%	#1
Global long-term debt (f)	9%	#1	9%	#3
Global equity and equity-related (g)	16%	#1	10%	#1
Global announced M&A (h)	32%	#3	27%	#2
U.S. debt, equity and equity-related	15%	#1	15%	#2
U.S. syndicated loans	25%	#1	25%	#1
U.S. long-term debt (f)	15%	#1	15%	#2
U.S. equity and equity-related (g)	17%	#1	11%	#1
U.S. announced M&A (h)	48%	#3	33%	#2

(a)	Results for second quarter 2008 include one month of the combined Firm’s results and two months of heritage JPMorgan Chase & Co. results.

(b)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(c)	Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include VaR related to held-for-sale funded loans and unfunded commitments, nor the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VaR also does not include the MSR portfolio or VaR related to other corporate functions, such as Corporate/Private Equity. Beginning in the fourth quarter of 2008, trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(d)	Included VaR on derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(e)	Source: Thomson Reuters. Full year 2008 results are pro forma for the Bear Stearns merger.

(f)	Includes asset-backed securities, mortgage-backed securities and municipal securities.

(g)	Includes rights offerings; U.S. domiciled equity and equity-related transactions.

(h)	Global announced M&A is based upon rank value; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Global and U.S. announced M&A market share and ranking for 2008 include transactions withdrawn since December 31, 2008. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$1,003	$948	$1,050	$538	$497	6%	102%	$1,951	$958	104%
Asset management, administration and commissions	425	435	412	346	375	(2)	13	860	752	14
Mortgage fees and related income	807	1,633	1,962	438	696	(51)	16	2,440	1,221	100
Credit card income	411	367	367	204	194	12	112	778	368	111
Other income	294	214	183	206	198	37	48	508	350	45

Noninterest revenue	2,940	3,597	3,974	1,732	1,960	(18)	50	6,537	3,649	79
Net interest income	5,030	5,238	4,710	3,231	3,150	(4)	60	10,268	6,224	65

TOTAL NET REVENUE	7,970	8,835	8,684	4,963	5,110	(10)	56	16,805	9,873	70

Provision for credit losses	3,846	3,877	3,576	2,056	1,585	(1)	143	7,723	4,273	81

NONINTEREST EXPENSE
Compensation expense	1,631	1,631	1,604	1,120	1,184	—	38	3,262	2,344	39
Noncompensation expense	2,365	2,457	2,345	1,559	1,396	(4)	69	4,822	2,708	78
Amortization of intangibles	83	83	97	100	100	—	(17)	166	200	(17)

TOTAL NONINTEREST EXPENSE	4,079	4,171	4,046	2,779	2,680	(2)	52	8,250	5,252	57

Income (loss) before income tax expense	45	787	1,062	128	845	(94)	(95)	832	348	139
Income tax expense (benefit)	30	313	438	64	342	(90)	(91)	343	156	120

NET INCOME (LOSS)	$15	$474	$624	$64	$503	(97)	(97)	$489	$192	155

FINANCIAL RATIOS
ROE	—%	8%	10%	1%	12%			4%	2%
Overhead ratio	51	47	47	56	52			49	53
Overhead ratio excluding core deposit intangibles (a)	50	46	45	54	51			48	51

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$399,916	$412,505	$419,831	$426,435	$265,845	(3)	50	$399,916	$265,845	50
Loans:
Loans retained	353,934	364,220	368,786	371,153	223,047	(3)	59	353,934	223,047	59
Loans held-for-sale & loans at fair value (b)	13,192	12,529	9,996	10,223	16,282	5	(19)	13,192	16,282	(19)

Total loans	367,126	376,749	378,782	381,376	239,329	(3)	53	367,126	239,329	53
Deposits	371,241	380,140	360,451	353,660	223,121	(2)	66	371,241	223,121	66
Equity	25,000	25,000	25,000	25,000	17,000	—	47	25,000	17,000	47

SELECTED BALANCE SHEET DATA (Average)
Assets	$410,228	$423,472	$423,699	$265,367	$267,808	(3)	53	$416,813	$263,911	58
Loans:
Loans retained	359,372	366,925	369,172	222,640	221,132	(2)	63	363,127	217,859	67
Loans held-for-sale & loans at fair value (b)	19,043	16,526	13,848	16,037	20,492	15	(7)	17,792	19,167	(7)

Total loans	378,415	383,451	383,020	238,677	241,624	(1)	57	380,919	237,026	61
Deposits	377,259	370,278	358,523	222,180	226,487	2	67	373,788	226,021	65
Equity	25,000	25,000	25,000	17,000	17,000	—	47	25,000	17,000	47

Headcount	103,733	100,677	102,007	101,826	69,550	3	49	103,733	69,550	49

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Retail Banking’s core deposit intangibles amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $82 million, $83 million, $97 million, $99 million, and $99 million for the quarters ending June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $165 million and $198 million for year-to-date 2009 and 2008, respectively.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $11.3 billion, $8.9 billion, $8.0 billion, $8.6 billion, and $14.1 billion at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. Average balances of these loans totaled $16.2 billion, $13.4 billion, $12.0 billion, $14.5 billion, and $16.9 billion for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $14.9 billion and $15.2 billion for year-to-date 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2,649	$2,176	$1,701	$1,326	$1,025	22%	158%	$4,825	$1,850	161%
Nonperforming loans (a) (b) (c)	8,995	7,978	6,784	5,724	4,574	13	97	8,995	4,574	97
Nonperforming assets (a) (b) (c)	10,554	9,846	9,077	8,085	5,333	7	98	10,554	5,333	98
Allowance for loan losses	11,832	10,619	8,918	7,517	5,062	11	134	11,832	5,062	134

Net charge-off rate (d)	2.96%	2.41%	1.83%	2.37%	1.86%			2.68%	1.71%
Net charge-off rate excluding purchased credit-impaired loans (d) (e)	3.89	3.16	2.41	2.37	1.86			3.53	1.71
Allowance for loan losses to ending loans (d)	3.34	2.92	2.42	2.03	2.27			3.34	2.27
Allowance for loan losses to ending loans excluding purchased credit-impaired loans (d) (e)	4.41	3.84	3.19	2.56	2.27			4.41	2.27
Allowance for loan losses to nonperforming loans (a) (d)	135	138	136	136	115			135	115
Nonperforming loans to total loans	2.45	2.12	1.79	1.50	1.91			2.45	1.91
Nonperforming loans to total loans excluding purchased credit-impaired loans (a)	3.19	2.76	2.34	1.88	1.91			3.19	1.91

(a)	Excludes purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

(b)	Nonperforming loans and assets included loans held-for-sale and loans accounted for at fair value of $203 million, $264 million, $236 million, $207 million, and $180 million at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets excluded: (1) loans eligible for repurchase, as well as loans repurchased from Government National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies, of $4.7 billion, $4.6 billion, $3.3 billion, $1.8 billion, and $1.9 billion at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively; and (2) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $473 million, $433 million, $437 million, $405 million, and $394 million at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. These amounts for GNMA and student loans are excluded, as reimbursement is proceeding normally.

(d)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(e)	Excludes the impact of purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. No allowance for loan losses has been recorded for these loans as of June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
RETAIL BANKING
Noninterest revenue	$1,803	$1,718	$1,834	$1,089	$1,062	5%	70%	$3,521	$2,028	74%
Net interest income	2,719	2,614	2,687	1,756	1,671	4	63	5,333	3,216	66

Total net revenue	4,522	4,332	4,521	2,845	2,733	4	65	8,854	5,244	69
Provision for credit losses	361	325	268	70	62	11	482	686	111	NM
Noninterest expense	2,557	2,580	2,533	1,580	1,557	(1)	64	5,137	3,119	65

Income before income tax expense	1,604	1,427	1,720	1,195	1,114	12	44	3,031	2,014	50

Net income	$970	$863	$1,040	$723	$674	12	44	$1,833	$1,219	50

Overhead ratio	57%	60%	56%	56%	57%			58%	59%
Overhead ratio excluding core deposit intangibles (a)	55	58	54	52	53			56	56

BUSINESS METRICS (in billions)
Business banking origination volume	$0.6	$0.5	$0.8	$1.2	$1.7	20	(65)	$1.1	$3.5	(69)
End-of-period loans owned	17.8	18.2	18.4	18.6	16.5	(2)	8	17.8	16.5	8
End-of-period deposits:
Checking	$114.1	$113.9	$109.2	$106.7	$69.1	—	65	$114.1	$69.1	65
Savings	150.4	152.4	144.0	146.4	105.8	(1)	42	150.4	105.8	42
Time and other	78.9	86.5	89.1	85.8	37.0	(9)	113	78.9	37.0	113

Total end-of-period deposits	343.4	352.8	342.3	338.9	211.9	(3)	62	343.4	211.9	62
Average loans owned	$18.0	$18.4	$18.2	$16.6	$16.2	(2)	11	$18.2	$16.0	14
Average deposits:
Checking	$114.2	$109.4	$105.8	$68.0	$68.4	4	67	$111.8	$67.3	66
Savings	151.2	148.2	145.3	105.4	105.9	2	43	149.6	103.1	45
Time and other	82.7	88.2	88.7	36.7	39.6	(6)	109	85.6	43.6	96

Total average deposits	348.1	345.8	339.8	210.1	213.9	1	63	347.0	214.0	62
Deposit margin	2.92%	2.85%	2.94%	3.06%	2.88%			2.89%	2.76%
Average assets	$29.1	$30.2	$28.7	$25.6	$25.7	(4)	13	$29.6	$25.5	16

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$211	$175	$168	$68	$61	21	246	$386	$110	251
Net charge-off rate	4.70%	3.86%	3.67%	1.63%	1.51%			4.28%	1.38%
Nonperforming assets	$686	$579	$424	$380	$337	18	104	$686	$337	104

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$5,292	$4,398	$3,956	$4,389	$5,211	20	2	$9,690	$9,295	4

Number of:
Branches	5,203	5,186	5,474	5,423	3,157	—	65	5,203	3,157	65
ATMs	14,144	14,159	14,568	14,389	9,310	—	52	14,144	9,310	52
Personal bankers	15,959	15,544	15,825	15,491	9,995	3	60	15,959	9,995	60
Sales specialists	5,485	5,454	5,661	5,899	4,116	1	33	5,485	4,116	33
Active online customers (in thousands)	13,930	12,882	11,710	11,682	7,180	8	94	13,930	7,180	94
Checking accounts (in thousands)	25,252	24,984	24,499	24,490	11,336	1	123	25,252	11,336	123

(a)	Retail Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Retail Banking’s core deposit intangibles amortization expense related to the 2006 Bank of New York transaction and the 2004 Bank One merger of $82 million, $83 million, $97 million, $99 million, and $99 million for the quarters ending June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $165 million and $198 million for year-to-date 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
CONSUMER LENDING
Noninterest revenue	$1,137	$1,879	$2,140	$643	$898	(39)%	27%	$3,016	$1,621	86%
Net interest income	2,311	2,624	2,023	1,475	1,479	(12)	56	4,935	3,008	64

Total net revenue	3,448	4,503	4,163	2,118	2,377	(23)	45	7,951	4,629	72
Provision for credit losses	3,485	3,552	3,308	1,986	1,523	(2)	129	7,037	4,162	69
Noninterest expense	1,522	1,591	1,513	1,199	1,123	(4)	36	3,113	2,133	46

Income (loss) before income tax expense	(1,559)	(640)	(658)	(1,067)	(269)	(144)	(480)	(2,199)	(1,666)	(32)

Net income (loss)	$(955)	$(389)	$(416)	$(659)	$(171)	(146)	(458)	$(1,344)	$(1,027)	(31)

Overhead ratio	44%	35%	36%	57%	47%			39%	46%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$108.2	$111.7	$114.3	$116.8	$95.1	(3)	14	$108.2	$95.1	14
Prime mortgage	62.1	65.4	65.2	63.0	40.1	(5)	55	62.1	40.1	55
Subprime mortgage	13.8	14.6	15.3	18.1	14.8	(5)	(7)	13.8	14.8	(7)
Option ARMs	9.0	9.0	9.0	19.0	—	—	NM	9.0	—	NM
Student loans	15.6	17.3	15.9	15.3	13.0	(10)	20	15.6	13.0	20
Auto loans	42.9	43.1	42.6	43.3	44.9	—	(4)	42.9	44.9	(4)
Other	1.0	1.0	1.3	1.0	0.9	—	11	1.0	0.9	11

Total end-of-period loans	252.6	262.1	263.6	276.5	208.8	(4)	21	252.6	208.8	21
Average loans owned:
Home equity	$110.1	$113.4	$114.6	$94.8	$95.1	(3)	16	$111.7	$95.0	18
Prime mortgage	63.3	65.4	65.0	39.7	39.3	(3)	61	64.4	37.7	71
Subprime mortgage	14.3	14.9	15.7	14.2	15.5	(4)	(8)	14.6	15.6	(6)
Option ARMs	9.1	8.8	9.0	—	—	3	NM	9.0	—	NM
Student loans	16.7	17.0	15.6	14.1	12.7	(2)	31	16.8	12.4	35
Auto loans	43.1	42.5	42.9	43.9	44.9	1	(4)	42.8	44.1	(3)
Other	1.0	1.5	1.5	0.9	1.0	(33)	—	1.3	1.1	18

Total average loans	257.6	263.5	264.3	207.6	208.5	(2)	24	260.6	205.9	27

PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$27.7	$28.4	$28.6	$26.5	$—	(2)	NM	$27.7	$—	NM
Prime mortgage	20.8	21.4	21.8	24.7	—	(3)	NM	20.8	—	NM
Subprime mortgage	6.4	6.6	6.8	3.9	—	(3)	NM	6.4	—	NM
Option ARMs	30.5	31.2	31.6	22.6	—	(2)	NM	30.5	—	NM

Total end-of-period loans	85.4	87.6	88.8	77.7	—	(3)	NM	85.4	—	NM
Average loans owned:
Home equity	$28.0	$28.4	$28.2	$—	$—	(1)	NM	$28.2	$—	NM
Prime mortgage	21.0	21.6	21.9	—	—	(3)	NM	21.3	—	NM
Subprime mortgage	6.5	6.7	6.8	—	—	(3)	NM	6.6	—	NM
Option ARMs	31.0	31.4	31.6	—	—	(1)	NM	31.2	—	NM

Total average loans	86.5	88.1	88.5	—	—	(2)	NM	87.3	—	NM

TOTAL CONSUMER LENDING PORTFOLIO
End-of-period loans owned:
Home equity	$135.9	$140.1	$142.9	$143.3	$95.1	(3)	43	$135.9	$95.1	43
Prime mortgage	82.9	86.8	87.0	87.7	40.1	(4)	107	82.9	40.1	107
Subprime mortgage	20.2	21.2	22.1	22.0	14.8	(5)	36	20.2	14.8	36
Option ARMs	39.5	40.2	40.6	41.6	—	(2)	NM	39.5	—	NM
Student loans	15.6	17.3	15.9	15.3	13.0	(10)	20	15.6	13.0	20
Auto loans	42.9	43.1	42.6	43.3	44.9	—	(4)	42.9	44.9	(4)
Other	1.0	1.0	1.3	1.0	0.9	—	11	1.0	0.9	11

Total end-of-period loans	338.0	349.7	352.4	354.2	208.8	(3)	62	338.0	208.8	62
Average loans owned:
Home equity	$138.1	$141.8	$142.8	$94.8	$95.1	(3)	45	$139.9	$95.0	47
Prime mortgage	84.3	87.0	86.9	39.7	39.3	(3)	115	85.7	37.7	127
Subprime mortgage	20.8	21.6	22.5	14.2	15.5	(4)	34	21.2	15.6	36
Option ARMs	40.1	40.2	40.6	—	—	—	NM	40.2	—	NM
Student loans	16.7	17.0	15.6	14.1	12.7	(2)	31	16.8	12.4	35
Auto loans	43.1	42.5	42.9	43.9	44.9	1	(4)	42.8	44.1	(3)
Other	1.0	1.5	1.5	0.9	1.0	(33)	—	1.3	1.1	18

Total average loans owned (b)	344.1	351.6	352.8	207.6	208.5	(2)	65	347.9	205.9	69

(a)	Purchased credit-impaired loans accounted for under SOP 03-3 represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. Under SOP 03-3, these loans were initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(b)	Total average loans include loans held-for-sale of $2.8 billion, $3.1 billion, $1.8 billion, $1.5 billion, and $3.6 billion for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively,

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
CONSUMER LENDING (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit-impaired loans: (a)
Home equity	$1,265	$1,098	$770	$663	$511	15%	148%	$2,363	$958	147%
Prime mortgage	481	312	195	177	104	54	363	793	154	415
Subprime mortgage	410	364	319	273	192	13	114	774	341	127
Option ARMs	15	4	—	—	—	275	NM	19	—	NM
Auto loans	146	174	207	124	119	(16)	23	320	237	35
Other	121	49	42	21	38	147	218	170	50	240

Total net charge-offs	2,438	2,001	1,533	1,258	964	22	153	4,439	1,740	155
Net charge-off rate excluding purchased credit-impaired loans: (a)
Home equity	4.61%	3.93%	2.67%	2.78%	2.16%			4.27%	2.03%
Prime mortgage	3.07	1.95	1.20	1.79	1.08			2.50	0.83
Subprime mortgage	11.50	9.91	8.08	7.65	4.98			10.69	4.40
Option ARMs	0.66	0.18	—	—	—			0.43	—
Auto loans	1.36	1.66	1.92	1.12	1.07			1.51	1.08
Other	3.15	1.25	1.08	0.60	1.44			2.18	1.01
Total net charge-off rate excluding purchased credit-impaired loans (b)	3.84	3.12	2.32	2.43	1.89			3.47	1.73
Net charge-off rate — reported:
Home equity	3.67	3.14	2.15	2.78	2.16			3.41	2.03
Prime mortgage	2.30	1.46	0.89	1.79	1.08			1.88	0.83
Subprime mortgage	7.91	6.83	5.64	7.65	4.98			7.36	4.40
Option ARMs	0.15	0.04	—	—	—			0.10	—
Auto loans	1.36	1.66	1.92	1.12	1.07			1.51	1.08
Other	3.15	1.25	1.08	0.60	1.44			2.18	1.01
Total net charge-off rate — reported (b)	2.87	2.33	1.74	2.43	1.89			2.59	1.73
30+ day delinquency rate excluding purchased credit-impaired loans (c) (d) (e)	5.22	4.73	4.21	3.16	3.88			5.22	3.88
Nonperforming assets (f) (g)	$9,868	$9,267	$8,653	$7,705	$4,996	6	98	$9,868	$4,996	98
Allowance for loan losses to ending loans	3.23%	2.83%	2.36%	1.95%	2.33%			3.23%	2.33%
Allowance for loan losses to ending loans excluding purchased credit-impaired loans (a)	4.34	3.79	3.16	2.50	2.33			4.34	2.33

(a)	Excludes the impact of purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. No allowance for loan losses and no charge-offs have been recorded for these loans as of June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively.

(b)	Average loans held-for-sale of $2.8 billion, $3.1 billion, $1.8 billion, $1.5 billion, and $3.6 billion for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $2.9 billion and $4.0 billion for year-to-date 2009 and 2008, respectively, were excluded when calculating the net charge-off rate.

(c)	Excluded loans eligible for repurchase, as well as loans repurchased from GNMA pools that are insured by U.S. government agencies, of $4.6 billion, $4.5 billion, $3.2 billion, $2.0 billion, and $1.5 billion at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. These amounts are excluded, as reimbursement is proceeding normally.

(d)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $854 million, $770 million, $824 million, $787 million, and $735 million at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	The delinquency rate for purchased credit-impaired loans accounted for under SOP 03-3 was 23.37%, 21.36%, 17.89%, and 13.21% at June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively. There were no purchased credit-impaired loans at June 30, 2008.

(f)	Nonperforming assets excluded: (1) loans eligible for repurchase, as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies, of $4.7 billion, $4.6 billion, $3.3 billion, $1.8 billion, and $1.9 billion at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively; and (2) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $473 million, $433 million, $437 million, $405 million, and $394 million at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. These amounts for GNMA and student loans are excluded, as reimbursement is proceeding normally.

(g)	Excludes purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions, except where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
CONSUMER LENDING (continued)
Origination volume:
Mortgage origination volume by channel
Retail	$14.7	$13.6	$7.6	$8.4	$12.5	8%	18%	$28.3	$25.1	13%
Wholesale	2.4	2.6	3.8	5.9	9.1	(8)	(74)	5.0	19.7	(75)
Correspondent	20.2	17.0	13.3	13.2	17.0	19	19	37.2	29.0	28
CNT (negotiated transactions)	3.8	4.5	3.4	10.2	17.5	(16)	(78)	8.3	29.4	(72)

Total mortgage origination volume	41.1	37.7	28.1	37.7	56.1	9	(27)	78.8	103.2	(24)

Home equity	0.6	0.9	1.7	2.6	5.3	(33)	(89)	1.5	12.0	(88)
Student loans	0.4	1.7	1.0	2.6	1.3	(76)	(69)	2.1	3.3	(36)
Auto loans	5.3	5.6	2.8	3.8	5.6	(5)	(5)	10.9	12.8	(15)

Average mortgage loans held-for-sale & loans at fair value (a)	16.7	14.0	12.2	14.9	17.4	19	(4)	15.3	15.6	(2)
Average assets	381.1	393.3	395.0	239.8	242.1	(3)	57	387.2	238.4	62
Third-party mortgage loans serviced (ending)	1,117.5	1,148.8	1,172.6	1,114.8	659.1	(3)	70	1,117.5	659.1	70
MSR net carrying value (ending)	14.6	10.6	9.3	16.4	10.9	38	34	14.6	10.9	34

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Production revenue	$284	$481	$62	$66	$394	(41)	(28)	$765	$770	(1)

Net mortgage servicing revenue:
Loan servicing revenue	1,279	1,222	1,366	654	645	5	98	2,501	1,238	102
Changes in MSR asset fair value:
Due to inputs or assumptions in model	3,831	1,310	(6,950)	(786)	1,519	192	152	5,141	887	480
Other changes in fair value	(837)	(1,073)	(843)	(390)	(394)	22	(112)	(1,910)	(819)	(133)

Total changes in MSR asset fair value	2,994	237	(7,793)	(1,176)	1,125	NM	166	3,231	68	NM
Derivative valuation adjustments and other	(3,750)	(307)	8,327	894	(1,468)	NM	(155)	(4,057)	(855)	(375)

Total net mortgage servicing revenue	523	1,152	1,900	372	302	(55)	73	1,675	451	271

Mortgage fees and related income	807	1,633	1,962	438	696	(51)	16	2,440	1,221	100

(a)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $16.2 billion, $13.4 billion, $12.0 billion, $14.5 billion, and $16.9 billion for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $14.9 billion and $15.2 billion for year-to-date 2009 and 2008, respectively.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Credit card income	$921	$844	$862	$633	$673	9%	37%	$1,765	$1,273	39%
All other income	(364)	(197)	(272)	13	91	(85)	NM	(561)	210	NM

Noninterest revenue	557	647	590	646	764	(14)	(27)	1,204	1,483	(19)
Net interest income	4,311	4,482	4,318	3,241	3,011	(4)	43	8,793	6,196	42

TOTAL NET REVENUE	4,868	5,129	4,908	3,887	3,775	(5)	29	9,997	7,679	30

Provision for credit losses	4,603	4,653	3,966	2,229	2,194	(1)	110	9,256	3,864	140

NONINTEREST EXPENSE
Compensation expense	329	357	335	267	258	(8)	28	686	525	31
Noncompensation expense	873	850	979	773	763	3	14	1,723	1,604	7
Amortization of intangibles	131	139	175	154	164	(6)	(20)	270	328	(18)

TOTAL NONINTEREST EXPENSE	1,333	1,346	1,489	1,194	1,185	(1)	12	2,679	2,457	9

Income (loss) before income tax expense	(1,068)	(870)	(547)	464	396	(23)	NM	(1,938)	1,358	NM
Income tax expense (benefit)	(396)	(323)	(176)	172	146	(23)	NM	(719)	499	NM

NET INCOME (LOSS)	$(672)	$(547)	$(371)	$292	$250	(23)	NM	$(1,219)	$859	NM

Memo: Net securitization income (loss)	$(268)	$(180)	$(261)	$(28)	$36	(49)	NM	$(448)	$106	NM

FINANCIAL METRICS
ROE	(18)%	(15)%	(10)%	8%	7%			(16)%	12%
Overhead ratio	27	26	30	31	31			27	32
% of average managed outstandings:
Net interest income	9.93	9.91	9.17	8.18	7.92			9.92	8.13
Provision for credit losses	10.60	10.29	8.42	5.63	5.77			10.44	5.07
Noninterest revenue	1.28	1.43	1.25	1.63	2.01			1.36	1.95
Risk adjusted margin (a)	0.61	1.05	2.00	4.19	4.16			0.84	5.01
Noninterest expense	3.07	2.98	3.16	3.01	3.12			3.02	3.23
Pretax income (loss) (ROO) (b)	(2.46)	(1.92)	(1.16)	1.17	1.04			(2.19)	1.78
Net income (loss)	(1.55)	(1.21)	(0.79)	0.74	0.66			(1.38)	1.13

BUSINESS METRICS
Charge volume (in billions)	$82.8	$76.0	$96.0	$93.9	$93.6	9	(12)	$158.8	$179.0	(11)
Net accounts opened (in millions) (c)	2.4	2.2	4.3	16.6	3.6	9	(33)	4.6	7.0	(34)
Credit cards issued (in millions)	151.9	159.0	168.7	171.9	157.6	(4)	(4)	151.9	157.6	(4)
Number of registered internet customers (in millions)	30.5	33.8	35.6	34.3	28.0	(10)	9	30.5	28.0	9

Merchant acquiring business (d)
Bank card volume (in billions)	$101.4	$94.4	$135.1	$197.1	$199.3	7	(49)	$195.8	$381.7	(49)
Total transactions (in billions)	4.5	4.1	4.9	5.7	5.6	10	(20)	8.6	10.8	(20)

(a)	Represents total net revenue less provision for credit losses.

(b)	Pretax return on average managed outstandings.

(c)	Third quarter of 2008 included approximately 13 million credit card accounts acquired by JPMorgan Chase in the Washington Mutual transaction.

(d)	The Chase Paymentech Solutions joint venture was dissolved effective November 1, 2008. JPMorgan Chase retained approximately 51% of the business and operates the business under the name Chase Paymentech Solutions. For the period January 1, 2008, through October 31, 2008, the data presented represents activity for the Chase Paymentech Solutions joint venture and beyond that date, the data presented represents activity for Chase Paymentech Solutions.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans on balance sheets	$85,736	$90,911	$104,746	$92,881	$76,278	(6)%	12%	$85,736	$76,278	12%
Securitized loans	85,790	85,220	85,571	93,664	79,120	1	8	85,790	79,120	8

Managed loans	$171,526	$176,131	$190,317	$186,545	$155,398	(3)	10	$171,526	$155,398	10

Equity	$15,000	$15,000	$15,000	$15,000	$14,100	—	6	$15,000	$14,100	6

SELECTED BALANCE SHEET DATA (Average)
Managed assets	$193,310	$201,200	$203,943	$169,413	$161,601	(4)	20	$197,234	$160,601	23
Loans:
Loans on balance sheets	$89,692	$97,783	$98,790	$79,183	$75,630	(8)	19	$93,715	$77,537	21
Securitized loans	84,417	85,619	88,505	78,371	77,195	(1)	9	85,015	75,652	12

Managed average loans	$174,109	$183,402	$187,295	$157,554	$152,825	(5)	14	$178,730	$153,189	17

Equity	$15,000	$15,000	$15,000	$14,100	$14,100	—	6	$15,000	$14,100	6

Headcount	22,897	23,759	24,025	22,283	19,570	(4)	17	22,897	19,570	17

MANAGED CREDIT QUALITY STATISTICS
Net charge-offs	$4,353	$3,493	$2,616	$1,979	$1,894	25	130	$7,846	$3,564	120
Net charge-off rate (a)	10.03%	7.72%	5.56%	5.00%	4.98%			8.85%	4.68%

Managed delinquency rates
30+ day (a)	5.86%	6.16%	4.97%	3.91%	3.46%			5.86%	3.46%
90+ day (a)	3.25	3.22	2.34	1.77	1.76			3.25	1.76

Allowance for loan losses (b)	$8,839	$8,849	$7,692	$5,946	$3,705	—	139	$8,839	$3,705	139
Allowance for loan losses to period-end loans (b)(c)	10.31%	9.73%	7.34%	6.40%	4.86%			10.31%	4.86%

KEY STATS — WASHINGTON MUTUAL ONLY (d)
Managed loans	$23,093	$25,908	$28,250	$27,235		(11)	NM	$23,093		NM
Managed average loans	24,418	27,578	27,703			(11)	NM	25,990		NM
Net interest income (e)	17.90%	16.45%	14.87%					17.14%
Risk adjusted margin (e) (f)	(3.89)	4.42	4.18					0.49
Net charge-off rate (g)	19.17	14.57	12.09					16.75
30+ day delinquency rate (g)	11.98	10.89	9.14	7.53%				11.98
90+ day delinquency rate (g)	6.85	5.79	4.39	3.51				6.85

KEY STATS — EXCLUDING WASHINGTON MUTUAL
Managed loans	$148,433	$150,223	$162,067	$159,310	$155,398	(1)	(4)	$148,433	$155,398	(4)
Managed average loans	149,691	155,824	159,592	157,554	152,825	(4)	(2)	152,740	153,189	—
Net interest income (e)	8.63%	8.75%	8.18%	8.18%	7.92%			8.69%	8.13%
Risk adjusted margin (e) (f)	1.34	0.46	1.62	4.19	4.16			0.89	5.01
Net charge-off rate	8.97	6.86	5.29	5.00	4.98			7.90	4.68
30+ day delinquency rate	5.27	5.34	4.36	3.69	3.46			5.27	3.46
90+ day delinquency rate	2.90	2.78	2.09	1.74	1.76			2.90	1.76

(a)	Results for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust.

(b)	Based on loans on balance sheets.

(c)	Includes loans from the Washington Mutual Master Trust, which were consolidated onto the Card Services balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of June 30, 2009. Excluding these loans, the allowance for loan losses to period-end loans was 10.95%.

(d)	Statistics are only presented for periods after September 25, 2008, the date of the Washington Mutual transaction.

(e)	As a percentage of average managed outstandings.

(f)	Represents total net revenue less provision for credit losses.

(g)	Excludes the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
INCOME STATEMENT DATA (a)
Credit card income
Reported	$1,215	$1,384	$1,553	$1,476	$1,516	(12)%	(20)%	$2,599	$3,053	(15)%
Securitization adjustments	(294)	(540)	(691)	(843)	(843)	46	65	(834)	(1,780)	53

Managed credit card income	$921	$844	$862	$633	$673	9	37	$1,765	$1,273	39

Net interest income
Reported	$2,353	$2,478	$2,408	$1,525	$1,338	(5)	76	$4,831	$2,905	66
Securitization adjustments	1,958	2,004	1,910	1,716	1,673	(2)	17	3,962	3,291	20

Managed net interest income	$4,311	$4,482	$4,318	$3,241	$3,011	(4)	43	$8,793	$6,196	42

Total net revenue
Reported	$3,204	$3,665	$3,689	$3,014	$2,945	(13)	9	$6,869	$6,168	11
Securitization adjustments	1,664	1,464	1,219	873	830	14	100	3,128	1,511	107

Managed total net revenue	$4,868	$5,129	$4,908	$3,887	$3,775	(5)	29	$9,997	$7,679	30

Provision for credit losses
Reported	$2,939	$3,189	$2,747	$1,356	$1,364	(8)	115	$6,128	$2,353	160
Securitization adjustments	1,664	1,464	1,219	873	830	14	100	3,128	1,511	107

Managed provision for credit losses	$4,603	$4,653	$3,966	$2,229	$2,194	(1)	110	$9,256	$3,864	140

BALANCE SHEETS — AVERAGE BALANCES (a)
Total average assets
Reported	$111,722	$118,418	$118,290	$93,701	$87,021	(6)	28	$115,052	$87,517	31
Securitization adjustments	81,588	82,782	85,653	75,712	74,580	(1)	9	82,182	73,084	12

Managed average assets	$193,310	$201,200	$203,943	$169,413	$161,601	(4)	20	$197,234	$160,601	23

CREDIT QUALITY STATISTICS (a)
Net charge-offs
Reported	$2,689	$2,029	$1,397	$1,106	$1,064	33	153	$4,718	$2,053	130
Securitization adjustments	1,664	1,464	1,219	873	830	14	100	3,128	1,511	107

Managed net charge-offs	$4,353	$3,493	$2,616	$1,979	$1,894	25	130	$7,846	$3,564	120

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower's credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$270	$263	$242	$212	$207	3%	30%	$533	$400	33%
Asset management, administration and commissions	36	34	32	29	26	6	38	70	52	35
All other income (a)	152	125	102	147	150	22	1	277	265	5

Noninterest revenue	458	422	376	388	383	9	20	880	717	23
Net interest income	995	980	1,103	737	723	2	38	1,975	1,456	36

TOTAL NET REVENUE	1,453	1,402	1,479	1,125	1,106	4	31	2,855	2,173	31

Provision for credit losses	312	293	190	126	47	6	NM	605	148	309

NONINTEREST EXPENSE
Compensation expense	197	200	164	177	173	(2)	14	397	351	13
Noncompensation expense	327	342	324	298	290	(4)	13	669	584	15
Amortization of intangibles	11	11	11	11	13	—	(15)	22	26	(15)

TOTAL NONINTEREST EXPENSE	535	553	499	486	476	(3)	12	1,088	961	13

Income before income tax expense	606	556	790	513	583	9	4	1,162	1,064	9
Income tax expense	238	218	310	201	228	9	4	456	417	9

NET INCOME	$368	$338	$480	$312	$355	9	4	$706	$647	9

MEMO:
Revenue by product:
Lending	$684	$665	$611	$377	$376	3	82	$1,349	$755	79
Treasury services	679	646	759	643	630	5	8	1,325	1,246	6
Investment banking	114	73	88	87	91	56	25	187	159	18
Other	(24)	18	21	18	9	NM	NM	(6)	13	NM

Total Commercial Banking revenue	$1,453	$1,402	$1,479	$1,125	$1,106	4	31	$2,855	$2,173	31

IB revenue, gross (b)	$328	$206	$241	$252	$270	59	21	$534	$473	13

Revenue by business:
Middle Market Banking	$772	$752	$796	$729	$708	3	9	$1,524	$1,414	8
Commercial Term Lending (c)	224	228	243	—	—	(2)	NM	452	—	NM
Mid-Corporate Banking	305	242	243	236	235	26	30	547	442	24
Real Estate Banking (c)	120	120	131	91	94	—	28	240	191	26
Other (c)	32	60	66	69	69	(47)	(54)	92	126	(27)

Total Commercial Banking revenue	$1,453	$1,402	$1,479	$1,125	$1,106	4	31	$2,855	$2,173	31

FINANCIAL RATIOS
ROE	18%	17%	24%	18%	20%			18%	19%
Overhead ratio	37	39	34	43	43			38	44

(a)	Revenue from investment banking products sold to Commercial Banking (“CB”) clients and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to CB clients.

(c)	Includes total net revenue on net assets acquired in the Washington Mutual transaction starting in the period ending December 31, 2008.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08		2Q08	1Q09	2Q08	2009	2008	2008
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained	$105,556	$110,923	$115,130	$117,316		$71,105	(5)%	48%	$105,556	$71,105	48%
Loans held-for-sale & loans at fair value	296	272	295	313		306	9	(3)	296	306	(3)

Total loans	105,852	111,195	115,425	117,629		71,411	(5)	48	105,852	71,411	48
Equity	8,000	8,000	8,000	8,000		7,000	—	14	8,000	7,000	14

SELECTED BALANCE SHEET DATA (Average)
Total assets	$137,283	$144,298	$149,815	$101,681		$103,469	(5)	33	$140,771	$102,724	37
Loans:
Loans retained	108,750	113,568	117,351	71,901		70,682	(4)	54	111,146	69,096	61
Loans held-for-sale & loans at fair value	288	297	329	397		379	(3)	(24)	292	450	(35)

Total loans	109,038	113,865	117,680	72,298		71,061	(4)	53	111,438	69,546	60
Liability balances (a)	105,829	114,975	114,113	99,410		99,404	(8)	6	110,377	99,441	11
Equity	8,000	8,000	8,000	7,000		7,000	—	14	8,000	7,000	14

MEMO:
Loans by business:
Middle Market Banking	$38,193	$40,728	$42,613	$43,155		$42,879	(6)	(11)	$39,453	$41,495	(5)
Commercial Term Lending (b)	36,963	36,814	37,039	—		—	—	NM	36,889	—	NM
Mid-Corporate Banking	17,012	18,416	18,169	16,491		15,357	(8)	11	17,710	15,253	16
Real Estate Banking (b)	12,347	13,264	13,529	7,513		7,500	(7)	65	12,803	7,479	71
Other (b)	4,523	4,643	6,330	5,139		5,325	(3)	(15)	4,583	5,319	(14)

Total Commercial Banking loans	$109,038	$113,865	$117,680	$72,298		$71,061	(4)	53	$111,438	$69,546	60

Headcount	4,228	4,545	5,206	5,298		4,028	(7)	5	4,228	4,028	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$181	$134	$118	$40		$49	35	269	$315	$130	142
Nonperforming loans (c) (d)	2,111	1,531	1,026	844		486	38	334	2,111	486	334
Nonperforming assets	2,255	1,651	1,142	923		510	37	342	2,255	510	342
Allowance for credit losses:
Allowance for loan losses (e)	3,034	2,945	2,826	2,698		1,843	3	65	3,034	1,843	65
Allowance for lending-related commitments	272	240	206	191		170	13	60	272	170	60

Total allowance for credit losses	3,306	3,185	3,032	2,889		2,013	4	64	3,306	2,013	64

Net charge-off rate (f)	0.67%	0.48%	0.40%	0.22%		0.28%			0.57%	0.38%
Allowance for loan losses to period-end loans (d) (f)	2.87	2.65	2.45	2.30		2.59			2.87	2.59
Allowance for loan losses to average loans (d) (f)	2.79	2.59	2.41	2.32	(g)	2.61			2.73	2.67
Allowance for loan losses to nonperforming loans (c) (d)	145	192	275	320		401			145	401
Nonperforming loans to period-end loans (d)	1.99	1.38	0.89	0.72		0.68			1.99	0.68
Nonperforming loans to average loans (d)	1.94	1.34	0.87	0.72	(g)	0.68			1.89	0.70

(a)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

(b)	Includes loans acquired in the Washington Mutual transaction starting in the period ended December 31, 2008.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $21 million and $26 million at June 30, 2009 and 2008, respectively. These amounts were excluded when calculating the allowance for loan losses to nonperforming loans ratio. There were no nonperforming loans held-for-sale or held at fair value at March 31, 2009, December 31, 2008, and September 30, 2008.

(d)	Purchased credit-impaired wholesale loans accounted for under SOP 03-3 that were acquired in the Washington Mutual transaction are considered nonperforming loans because the timing and amount of expected cash flows are not reasonably estimable. These nonperforming loans were included when calculating the allowance coverage ratios, the allowance for loan losses-to-nonperforming loans ratio, and the nonperforming loans-to-average and period-end loans ratios.

The carrying amount of these purchased credit-impaired loans at June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, was $209 million, $210 million, $224 million and $272 million, respectively.

(e)	The allowance for loan losses at September 30, 2008, and June 30, 2008, included amounts related to loans acquired in the Washington Mutual transaction and the merger with Bear Stearns, respectively.

(f)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratios and the net charge-off rate.

(g)	Average loans in the calculation of this ratio were adjusted to include $44.5 billion of loans acquired from Washington Mutual as if the transaction occurred on July 1, 2008. Excluding this adjustment, the unadjusted allowance for loan losses-to-average loans and nonperforming loans-to-average loans ratios would have been 3.75% and 1.17%, respectively.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$314	$325	$304	$290	$283	(3)%	11%	$639	$552	16%
Asset management, administration and commissions	710	626	748	719	846	13	(16)	1,336	1,666	(20)
All other income	221	197	268	221	228	12	(3)	418	428	(2)

Noninterest revenue	1,245	1,148	1,320	1,230	1,357	8	(8)	2,393	2,646	(10)
Net interest income	655	673	929	723	662	(3)	(1)	1,328	1,286	3

TOTAL NET REVENUE	1,900	1,821	2,249	1,953	2,019	4	(6)	3,721	3,932	(5)

Provision for credit losses	(5)	(6)	45	18	7	17	NM	(11)	19	NM
Credit reimbursement to IB (a)	(30)	(30)	(30)	(31)	(30)	—	—	(60)	(60)	—

NONINTEREST EXPENSE
Compensation expense	618	629	628	664	669	(2)	(8)	1,247	1,310	(5)
Noncompensation expense	650	671	692	661	632	(3)	3	1,321	1,203	10
Amortization of intangibles	20	19	19	14	16	5	25	39	32	22

TOTAL NONINTEREST EXPENSE	1,288	1,319	1,339	1,339	1,317	(2)	(2)	2,607	2,545	2

Income before income tax expense	587	478	835	565	665	23	(12)	1,065	1,308	(19)
Income tax expense	208	170	302	159	240	22	(13)	378	480	(21)

NET INCOME	$379	$308	$533	$406	$425	23	(11)	$687	$828	(17)

REVENUE BY BUSINESS
Treasury Services (b)	$934	$931	$1,068	$946	$905	—	3	$1,865	$1,765	6
Worldwide Securities Services (b)	966	890	1,181	1,007	1,114	9	(13)	1,856	2,167	(14)

TOTAL NET REVENUE	$1,900	$1,821	$2,249	$1,953	$2,019	4	(6)	$3,721	$3,932	(5)

FINANCIAL RATIOS
ROE	30%	25%	47%	46%	49%			28%	48%
Overhead ratio	68	72	60	69	65			70	65
Pretax margin ratio (c)	31	26	37	29	33			29	33

SELECTED BALANCE SHEET DATA (Period-end)
Loans (d)	$17,929	$18,529	$24,508	$40,675	$26,348	(3)	(32)	$17,929	$26,348	(32)
Equity	5,000	5,000	4,500	4,500	3,500	—	43	5,000	3,500	43

SELECTED BALANCE SHEET DATA (Average)
Total assets	$35,520	$38,682	$55,515	$49,386	$56,192	(8)	(37)	$37,092	$56,698	(35)
Loans (d)	17,524	20,140	31,283	26,650	23,822	(13)	(26)	18,825	23,454	(20)
Liability balances (e)	234,163	276,486	336,277	259,992	268,293	(15)	(13)	255,208	261,331	(2)
Equity	5,000	5,000	4,500	3,500	3,500	—	43	5,000	3,500	43

Headcount	27,252	26,998	27,070	27,592	27,232	1	—	27,252	27,232	—

(a)	The Investment Bank credit portfolio group manages certain exposures on behalf of clients shared with TSS. TSS reimburses IB for a portion of the total cost of managing the credit portfolio. IB recognizes this credit reimbursement as a component of noninterest revenue.

(b)	Reflects an internal reorganization for escrow products, from Worldwide Securities Services to Treasury Services revenue of $46 million, $45 million, $75 million, $49 million, and $52 million, for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $91 million and $99 million for year-to-date 2009 and 2008, respectively.

(c)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(d)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(e)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
TSS firmwide metrics include revenue recorded in the CB, Retail Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
TSS FIRMWIDE DISCLOSURES
Treasury Services revenue — reported (a)	$934	$931	$1,068	$946	$905	—%	3%	$1,865	$1,765	6%
Treasury Services revenue reported in Commercial Banking	679	646	759	643	630	5	8	1,325	1,246	6
Treasury Services revenue reported in other lines of business	63	62	82	76	72	2	(13)	125	141	(11)

Treasury Services firmwide revenue (a) (b)	1,676	1,639	1,909	1,665	1,607	2	4	3,315	3,152	5

Worldwide Securities Services revenue (a)	966	890	1,181	1,007	1,114	9	(13)	1,856	2,167	(14)

Treasury & Securities Services firmwide revenue (b)	$2,642	$2,529	$3,090	$2,672	$2,721	4	(3)	$5,171	$5,319	(3)

Treasury Services firmwide liability balances (average) (c) (d)	$258,312	$289,645	$312,559	$248,075	$252,625	(11)	2	$273,892	$247,897	10
Treasury & Securities Services firmwide liability balances (average) (c)	339,992	391,461	450,390	359,401	367,670	(13)	(8)	365,584	360,758	1

TSS FIRMWIDE FINANCIAL RATIOS
Treasury Services firmwide overhead ratio (e)	51%	53%	44%	52%	53%			52%	53%
Treasury & Securities Services firmwide overhead ratio (e)	59	63	52	60	58			61	58

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$13,748	$13,532	$13,205	$14,417	$15,476	2	(11)	$13,748	$15,476	(11)

Number of:
US$ ACH transactions originated (in millions)	978	978	1,006	997	993	—	(2)	1,956	1,997	(2)
Total US$ clearing volume (in thousands)	28,193	27,186	29,346	29,277	29,063	4	(3)	55,379	57,119	(3)
International electronic funds transfer volume (in thousands) (f)	47,096	44,365	47,734	41,831	41,432	6	14	91,461	81,471	12
Wholesale check volume (in millions)	572	568	572	595	618	1	(7)	1,140	1,241	(8)
Wholesale cards issued (in thousands) (g)	23,744	22,233	22,784	21,858	19,917	7	19	23,744	19,917	19

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$17	$2	$—	$—	$(2)	NM	NM	$19	$(2)	NM
Nonperforming loans	14	30	30	—	—	(53)	NM	14	—	NM
Allowance for loan losses	15	51	74	47	40	(71)	(63)	15	40	(63)
Allowance for lending-related commitments	92	77	63	45	33	19	179	92	33	179

Net charge-off (recovery) rate	0.39%	0.04%	—%	—%	(0.03)%			0.20%	(0.02)%
Allowance for loan losses to period-end loans	0.08	0.28	0.30	0.12	0.15			0.08	0.15
Allowance for loan losses to average loans	0.09	0.25	0.24	0.18	0.17			0.08	0.17
Allowance for loan losses to nonperforming loans	107	170	247	NM	NM			107	NM
Nonperforming loans to period-end loans	0.08	0.16	0.12	—	—			0.08	—
Nonperforming loans to average loans	0.08	0.15	0.10	—	—			0.07	—

(a)	Reflects an internal reorganization for escrow products, from Worldwide Securities Services to Treasury Services revenue, of $46 million, $45 million, $75 million, $49 million, and $52 million, for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $91 million and $99 million for year-to-date 2009 and 2008, respectively.

(b)	TSS firmwide FX revenue includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of IB. FX revenue associated with TSS customers who are FX customers of IB was $191 million, $154 million, $271 million, $196 million, and $222 million, for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $345 million and $413 million for year-to-date 2009 and 2008, respectively. These amounts are not included in TS and TSS firmwide revenue.

(c)	Firmwide liability balances include liability balances recorded in Commercial Banking.

(d)	Reflects an internal reorganization for escrow products, from Worldwide Securities Services to Treasury Services liability balances, of $14.9 billion, $18.2 billion, $22.3 billion, $20.3 billion, and $21.9 billion for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $16.5 billion and $21.7 billion for year-to-date 2009 and 2008, respectively.

(e)	Overhead ratios have been calculated based upon firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in IB for TSS-related FX activity are not included in this ratio.

(f)	International electronic funds transfer includes non-US dollar ACH and clearing volume.

(g)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card and government electronic benefit card products.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,315	$1,231	$1,362	$1,538	$1,573	7%	(16)%	$2,546	$3,104	(18)%
All other income	253	69	(170)	43	130	267	95	322	189	70

Noninterest revenue	1,568	1,300	1,192	1,581	1,703	21	(8)	2,868	3,293	(13)
Net interest income	414	403	466	380	361	3	15	817	672	22

TOTAL NET REVENUE	1,982	1,703	1,658	1,961	2,064	16	(4)	3,685	3,965	(7)

Provision for credit losses	59	33	32	20	17	79	247	92	33	179

NONINTEREST EXPENSE
Compensation expense	810	800	689	816	886	1	(9)	1,610	1,711	(6)
Noncompensation expense	525	479	504	525	494	10	6	1,004	971	3
Amortization of intangibles	19	19	20	21	20	—	(5)	38	41	(7)

TOTAL NONINTEREST EXPENSE	1,354	1,298	1,213	1,362	1,400	4	(3)	2,652	2,723	(3)

Income before income tax expense	569	372	413	579	647	53	(12)	941	1,209	(22)
Income tax expense	217	148	158	228	252	47	(14)	365	458	(20)

NET INCOME	$352	$224	$255	$351	$395	57	(11)	$576	$751	(23)

REVENUE BY CLIENT SEGMENT
Private Bank (a)	$640	$583	$630	$631	$708	10	(10)	$1,223	$1,304	(6)
Institutional	487	460	327	486	472	6	3	947	962	(2)
Retail	411	253	265	399	490	62	(16)	664	956	(31)
Private Wealth Management (a)	334	312	330	352	356	7	(6)	646	705	(8)
Bear Stearns Private Client Services	110	95	106	93	38	16	189	205	38	439

Total net revenue	$1,982	$1,703	$1,658	$1,961	$2,064	16	(4)	$3,685	$3,965	(7)

FINANCIAL RATIOS
ROE	20%	13%	14%	25%	31%			17%	30%
Overhead ratio	68	76	73	69	68			72	69
Pretax margin ratio (b)	29	22	25	30	31			26	30

BUSINESS METRICS
Number of:
Client advisors (c)	1,785	1,833	1,795	1,769	1,801	(3)	(1)	1,785	1,801	(1)
Retirement planning services participants	1,595,000	1,628,000	1,531,000	1,492,000	1,505,000	(2)	6	1,595,000	1,505,000	6
Bear Stearns brokers	362	359	324	323	326	1	11	362	326	11

% of customer assets in 4 & 5 Star Funds (d)	45%	42%	42%	39%	40%	7	13	45%	40%	13

% of AUM in 1st and 2nd quartiles: (e)
1 year	62%	54%	54%	49%	51%	15	22	62%	51%	22
3 years	69%	62%	65%	67%	70%	11	(1)	69%	70%	(1)
5 years	80%	66%	76%	77%	76%	21	5	80%	76%	5

SELECTED BALANCE SHEET DATA (Period-end)
Loans	$35,474	$33,944	$36,188	$39,720	$41,536	5	(15)	$35,474	$41,536	(15)
Equity	7,000	7,000	7,000	7,000	5,200	—	35	7,000	5,200	35

SELECTED BALANCE SHEET DATA (Average)
Total assets	$59,334	$58,227	$65,648	$71,189	$65,015	2	(9)	$58,783	$62,651	(6)
Loans	34,292	34,585	36,851	39,750	39,264	(1)	(13)	34,438	37,946	(9)
Deposits	75,355	81,749	76,911	65,621	69,975	(8)	8	78,534	69,079	14
Equity	7,000	7,000	7,000	5,500	5,066	—	38	7,000	5,033	39

Headcount	14,840	15,109	15,339	15,493	15,840	(2)	(6)	14,840	15,840	(6)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$46	$19	$12	$(1)	$2	142	NM	$65	$—	NM
Nonperforming loans	313	301	147	121	68	4	360	313	68	360
Allowance for loan losses	226	215	191	170	147	5	54	226	147	54
Allowance for lending-related commitments	4	4	5	5	5	—	(20)	4	5	(20)

Net charge-off (recovery) rate	0.54%	0.22%	0.13%	(0.01)%	0.02%			0.38%	—%
Allowance for loan losses to period-end loans	0.64	0.63	0.53	0.43	0.35			0.64	0.35
Allowance for loan losses to average loans	0.66	0.62	0.52	0.43	0.37			0.66	0.39
Allowance for loan losses to nonperforming loans	72	71	130	140	216			72	216
Nonperforming loans to period-end loans	0.88	0.89	0.41	0.30	0.16			0.88	0.16
Nonperforming loans to average loans	0.91	0.87	0.40	0.30	0.17			0.91	0.18

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Prior periods revised to conform with current methodology.

(d)	Derived from the following rating services: Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

(e)	Derived from the following rating services: Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2009
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2009	2009	2008	2008	2008	2009	2008
Assets by asset class
Liquidity	$617	$625	$613	$524	$478	(1)%	29%
Fixed income	194	180	180	189	199	8	(2)
Equities & balanced	264	215	240	308	378	23	(30)
Alternatives	96	95	100	132	130	1	(26)

TOTAL ASSETS UNDER MANAGEMENT	1,171	1,115	1,133	1,153	1,185	5	(1)
Custody / brokerage / administration / deposits	372	349	363	409	426	7	(13)

TOTAL ASSETS UNDER SUPERVISION	$1,543	$1,464	$1,496	$1,562	$1,611	5	(4)

Assets by client segment
Institutional	$697	$668	$681	$653	$645	4	8
Private Bank (a)	179	181	181	194	181	(1)	(1)
Retail	216	184	194	223	276	17	(22)
Private Wealth Management (a)	67	68	71	75	75	(1)	(11)
Bear Stearns Private Client Services	12	14	6	8	8	(14)	50

TOTAL ASSETS UNDER MANAGEMENT	$1,171	$1,115	$1,133	$1,153	$1,185	5	(1)

Institutional	$697	$669	$682	$653	$646	4	8
Private Bank (a)	390	375	378	417	415	4	(6)
Retail	289	250	262	303	357	16	(19)
Private Wealth Management (a)	123	120	124	134	133	2	(8)
Bear Stearns Private Client Services	44	50	50	55	60	(12)	(27)

TOTAL ASSETS UNDER SUPERVISION	$1,543	$1,464	$1,496	$1,562	$1,611	5	(4)

Assets by geographic region
U.S. / Canada	$814	$789	$798	$785	$771	3	6
International	357	326	335	368	414	10	(14)

TOTAL ASSETS UNDER MANAGEMENT	$1,171	$1,115	$1,133	$1,153	$1,185	5	(1)

U.S. / Canada	$1,103	$1,066	$1,084	$1,100	$1,093	3	1
International	440	398	412	462	518	11	(15)

TOTAL ASSETS UNDER SUPERVISION	$1,543	$1,464	$1,496	$1,562	$1,611	5	(4)

Mutual fund assets by asset class
Liquidity	$569	$570	$553	$470	$416	—	37
Fixed income	48	42	41	44	47	14	2
Equities	111	85	92	127	171	31	(35)
Alternatives	9	8	7	7	8	13	13

TOTAL MUTUAL FUND ASSETS	$737	$705	$693	$648	$642	5	15

(a)	In the third quarter of 2008, certain clients were transferred from Private Bank to Private Wealth Management. Prior periods have been revised to conform with this change.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	2Q09	1Q09	4Q08	3Q08	2Q08	2009	2008
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,115	$1,133	$1,153	$1,185	$1,187	$1,133	$1,193
Net asset flows:
Liquidity	(7)	19	86	55	1	12	69
Fixed income	8	1	(7)	(4)	(1)	9	(1)
Equities, balanced & alternative	2	(5)	(18)	(5)	(3)	(3)	(24)
Market / performance / other impacts (a)	53	(33)	(81)	(78)	1	20	(52)

TOTAL ASSETS UNDER MANAGEMENT	$1,171	$1,115	$1,133	$1,153	$1,185	$1,171	$1,185

Assets under supervision rollforward
Beginning balance	$1,464	$1,496	$1,562	$1,611	$1,569	$1,496	$1,572
Net asset flows	(9)	25	73	61	(5)	16	47
Market / performance / other impacts (a)	88	(57)	(139)	(110)	47	31	(8)

TOTAL ASSETS UNDER SUPERVISION	$1,543	$1,464	$1,496	$1,562	$1,611	$1,543	$1,611

(a)	Second quarter 2008 reflects $15 billion for assets under management and $68 billion for assets under supervision from the Bear Stearns merger on May 30, 2008.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
INCOME STATEMENT
REVENUE
Principal transactions	$1,243	$(1,493)	$(1,620)	$(1,876)	$(97)	NM %	NM %	$(250)	$(92)	(172)%
Securities gains	366	214	499	440	656	71	(44)	580	698	(17)
All other income (a)	(209)	(19)	685	(275)	(378)	NM	45	(228)	1,263	NM

Noninterest revenue	1,400	(1,298)	(436)	(1,711)	181	NM	NM	102	1,869	(95)
Net interest income (expense)	865	989	868	(125)	(47)	(13)	NM	1,854	(396)	NM

TOTAL NET REVENUE	2,265	(309)	432	(1,836)	134	NM	NM	1,956	1,473	33

Provision for credit losses (b)	9	—	(33)	1,977	37	NM	(76)	9	37	(76)

NONINTEREST EXPENSE
Compensation expense	655	641	438	652	611	2	7	1,296	1,250	4
Noncompensation expense (c)	1,319	345	673	563	689	282	91	1,664	605	175
Merger costs	143	205	181	96	155	(30)	(8)	348	155	125

Subtotal	2,117	1,191	1,292	1,311	1,455	78	45	3,308	2,010	65
Net expense allocated to other businesses	(1,253)	(1,279)	(1,364)	(1,150)	(1,070)	2	(17)	(2,532)	(2,127)	(19)

TOTAL NONINTEREST EXPENSE	864	(88)	(72)	161	385	NM	124	776	(117)	NM

Income (loss) before income tax expense and extraordinary gain	1,392	(221)	537	(3,974)	(288)	NM	NM	1,171	1,553	(25)
Income tax expense (benefit)	584	41	317	(1,613)	31	NM	NM	625	761	(18)

Income (loss) before extraordinary gain	808	(262)	220	(2,361)	(319)	NM	NM	546	792	(31)
Extraordinary gain (d)	—	—	1,325	581	—	—	—	—	—	—

NET INCOME (LOSS)	$808	$(262)	$1,545	$(1,780)	$(319)	NM	NM	$546	$792	(31)

MEMO:
TOTAL NET REVENUE
Private equity	$(1)	$(449)	$(1,107)	$(216)	$197	100	NM	$(450)	$360	NM
Corporate	2,266	140	1,539	(1,620)	(63)	NM	NM	2,406	1,113	116

TOTAL NET REVENUE	$2,265	$(309)	$432	$(1,836)	$134	NM	NM	$1,956	$1,473	33

NET INCOME (LOSS)
Private equity	$(27)	$(280)	$(682)	$(164)	$99	90	NM	$(307)	$156	NM
Corporate	993	252	1,163	(881)	122	294	NM	1,245	1,176	6
Merger-related items (e)	(158)	(234)	1,064	(735)	(540)	32	71	(392)	(540)	27

TOTAL NET INCOME (LOSS)	$808	$(262)	$1,545	$(1,780)	$(319)	NM	NM	$546	$792	(31)

Headcount	21,522	22,339	23,376	24,967	22,317	(4)	(4)	21,522	22,317	(4)

(a)	Included the following significant items: a gain of $1.0 billion from the dissolution of the Chase Paymentech Solutions joint venture in the fourth quarter of 2008, a charge of $375 million for the repurchase of auction rate securities in the third quarter of 2008, $423 million representing the Firm’s share of Bear Stearns’ losses from April 8 to May 30, 2008, in the second quarter of 2008, and proceeds of $1.5 billion from the sale of Visa shares in its initial public offering in the first quarter of 2008.

(b)	The fourth and third quarters of 2008 included accounting conformity loan loss reserve provisions related to the acquisition of Washington Mutual Bank’s banking operations. An analysis of loans acquired in the transaction was substantially completed during the fourth quarter. This resulted in an increase in the credit-impaired loan balances, a corresponding reduction in the non-credit-impaired portfolio and a reduction in the estimate of incurred losses related to the non-credit-impaired portfolio requiring a reduction in the accounting conformity provision for these loans. Also, the fourth quarter of 2008 includes a provision for credit losses related to the transfer of higher quality credit card loans from the legacy Chase portfolio to a securitization trust previously established by Washington Mutual.

(c)	Second quarter 2009 includes a $675 million FDIC special assessment.

(d)	JPMorgan Chase acquired the banking operations of Washington Mutual Bank for $1.9 billion. The fair value of the net assets acquired exceeded the purchase price, which resulted in negative goodwill. In accordance with SFAS 141, nonfinancial assets that are not held-for-sale were written down against that negative goodwill. The negative goodwill that remained after writing down nonfinancial assets was recognized as an extraordinary gain.

(e)	Included accounting conformity loan loss reserve provisions, extraordinary gains and merger costs related to the Washington Mutual transaction, as well as items related to the Bear Stearns merger, including Bear Stearns’ losses, merger costs, Bear Stearns asset management liquidation costs and Bear Stearns Private Client Services broker retention expense.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
SUPPLEMENTAL

TREASURY
Securities gains (a) (b)	$374	$214	$512	$442	$656	75%	(43)%	$588	$698	(16)%
Investment securities portfolio (average) (b)	336,263	265,785	159,209	108,728	100,481	27	235	301,219	91,821	228
Investment securities portfolio (ending) (b)	326,414	316,498	192,564	119,085	106,604	3	206	326,414	106,604	206
Mortgage loans (average)	7,228	7,210	7,277	7,221	7,004	—	3	7,219	6,867	5
Mortgage loans (ending)	7,368	7,162	7,292	7,297	7,150	3	3	7,368	7,150	3

PRIVATE EQUITY
Private equity gains (losses)
Direct investments
Realized gains	$25	$15	$24	$40	$540	67	(95)	$40	$1,653	(98)
Unrealized gains (losses) (c)	16	(409)	(1,000)	(273)	(326)	NM	NM	(393)	(1,207)	67

Total direct investments	41	(394)	(976)	(233)	214	NM	(81)	(353)	446	NM
Third-party fund investments	(61)	(68)	(121)	27	6	10	NM	(129)	(37)	(249)

Total private equity gains (losses) (d)	$(20)	$(462)	$(1,097)	$(206)	$220	96	NM	$(482)	$409	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$431	$305	$483	$600	$615	41	(30)
Cost	778	778	792	705	665	—	17
Quoted public value	477	346	543	657	732	38	(35)
Privately-held direct securities
Carrying value	4,709	4,708	5,564	6,038	6,270	—	(25)
Cost	5,627	5,519	6,296	6,058	6,113	2	(8)
Third-party fund investments (e)
Carrying value	1,420	1,537	805	889	838	(8)	69
Cost	2,055	2,082	1,169	1,121	1,094	(1)	88

Total private equity portfolio — Carrying value	$6,560	$6,550	$6,852	$7,527	$7,723	—	(15)

Total private equity portfolio — Cost	$8,460	$8,379	$8,257	$7,884	$7,872	1	7

(a)	Included a $668 million gain on the sale of MasterCard shares in the second quarter of 2008. All periods reflect repositioning of the Corporate investment securities portfolio, and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Beginning in second quarter 2009, balances reflect Treasury and Chief Investment Office securities. Prior periods have been revised to conform with this change.

(c)	Unrealized gains (losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

(e)	Unfunded commitments to third-party private equity funds were $1.5 billion, $1.5 billion, $1.4 billion, $931 million, and $861 million at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						Jun 30, 2009
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2009	2009	2008	2008	2008	2009	2008
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$172,204	$176,282	$186,776	$202,170	$137,236	(2)%	25%
Loans — Non-U.S.	59,421	66,002	75,268	86,275	92,123	(10)	(35)

TOTAL WHOLESALE LOANS — REPORTED (b)	231,625	242,284	262,044	288,445	229,359	(4)	1

CONSUMER (c)
Home loan portfolio — excluding purchased credit-impaired loans:
Home equity	108,229	111,781	114,335	116,804	95,129	(3)	14
Prime mortgage	68,878	71,731	72,266	70,243	46,221	(4)	49
Subprime mortgage	13,825	14,594	15,330	18,162	14,792	(5)	(7)
Option ARMs	9,034	8,940	9,018	18,989	—	1	NM

Total home loan portfolio — excluding purchased credit-impaired loans	199,966	207,046	210,949	224,198	156,142	(3)	28
Home loan portfolio — purchased credit-impaired loans: (d)
Home equity	27,729	28,366	28,555	26,507	—	(2)	NM
Prime mortgage	20,807	21,398	21,855	24,672	—	(3)	NM
Subprime mortgage	6,341	6,565	6,760	3,863	—	(3)	NM
Option ARMs	30,529	31,243	31,643	22,653	—	(2)	NM

Total home loan portfolio — purchased credit-impaired loans	85,406	87,572	88,813	77,695	—	(2)	NM
Other consumer:
Auto	42,887	43,065	42,603	43,306	44,867	—	(4)
Credit card — reported:
Credit card — reported excluding loans consolidated from the Washington Mutual Master Trust	80,722	90,911	104,746	92,881	76,278	(11)	6
Credit card — reported loans consolidated from the Washington Mutual Master Trust (e)	5,014	—	—	—	—	NM	NM

Total credit card — reported	85,736	90,911	104,746	92,881	76,278	(6)	12
Other loans	33,041	33,700	33,715	33,252	29,187	(2)	13
Loans held-for-sale (f)	1,940	3,665	2,028	1,604	2,196	(47)	(12)

TOTAL CONSUMER LOANS — REPORTED	448,976	465,959	482,854	472,936	308,670	(4)	45

TOTAL LOANS — REPORTED	680,601	708,243	744,898	761,381	538,029	(4)	26
Credit card — securitized	85,790	85,220	85,571	93,664	79,120	1	8

TOTAL LOANS — MANAGED	766,391	793,463	830,469	855,045	617,149	(3)	24
Derivative receivables	97,491	131,247	162,626	118,648	122,389	(26)	(20)
Receivables from customers (g)	12,977	14,504	16,141	25,422	26,572	(11)	(51)
Interests in purchased receivables	2,972	—	—	—	—	NM	NM

TOTAL CREDIT-RELATED ASSETS	879,831	939,214	1,009,236	999,115	766,110	(6)	15
Wholesale lending-related commitments	343,991	363,013	379,871	407,823	430,028	(5)	(20)

TOTAL	$1,223,822	$1,302,227	$1,389,107	$1,406,938	$1,196,138	(6)	2

Memo: Total by category
Total wholesale exposure (h)	$689,056	$751,048	$820,682	$840,338	$808,348	(8)	(15)
Total consumer managed loans (i)	534,766	551,179	568,425	566,600	387,790	(3)	38

Total	$1,223,822	$1,302,227	$1,389,107	$1,406,938	$1,196,138	(6)	2

Risk profile of wholesale credit exposure:

Investment-grade (j)	$491,168	$546,968	$605,210	$620,524	$595,043	(10)	(17)

Noninvestment-grade: (j)
Noncriticized	141,408	147,891	159,379	161,503	154,218	(4)	(8)
Criticized performing	26,453	25,320	22,568	14,491	11,611	4	128
Criticized nonperforming	6,533	4,615	3,429	1,418	899	42	NM

Total noninvestment-grade	174,394	177,826	185,376	177,412	166,728	(2)	5

Loans held-for-sale & loans at fair value	7,545	11,750	13,955	16,980	20,005	(36)	(62)
Receivables from customers (g)	12,977	14,504	16,141	25,422	26,572	(11)	(51)
Interests in purchased receivables	2,972	—	—	—	—	NM	NM

Total wholesale exposure	$689,056	$751,048	$820,682	$840,338	$808,348	(8)	(15)

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	Includes loans held-for-sale and loans at fair value.

(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(d)	Purchased credit-impaired loans accounted for under SOP 03-3 represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. Under SOP 03-3, these loans were initially recorded at fair value and accrete interest income over the estimated life of the loan when cash flows are reasonably estimable even if the underlying loans are contractually past due. As of September 30, 2008, an analysis of the acquired portfolio was conducted in order to preliminarily identify loans meeting the SOP 03-3 impairment criteria. This analysis was completed during the fourth quarter of 2008, resulting in the reclassification of $12.4 billion of acquired loans from the non-credit-impaired loan balances into the credit-impaired loan balances.

(e)	Represents loans from the Washington Mutual Master Trust, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of June 30, 2009.

(f)	Included loans for prime mortgage of $589 million, $825 million, $206 million, $132 million, and $964 million at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and other (largely student loans) of $1.4 billion, $2.8 billion, $1.8 billion, $1.5 billion, and $1.2 billion at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively.

(g)	Represents margin loans to prime and retail brokerage customers, which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(h)	Primarily represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(i)	Represents total consumer loans plus credit card securitizations, and excludes consumer lending-related commitments.

(j)	Excludes loans held-for-sale and loans at fair value.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:

Investment-Grade: AAA / Aaa to BBB- / Baa3

Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2009
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2009	2009	2008	2008	2008	2009	2008
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$5,156	$3,040	$2,123	$1,185	$806	70%	NM %
Loans — Non-U.S.	806	622	259	220	64	30	NM

TOTAL WHOLESALE LOANS	5,962	3,662	2,382	1,405	870	63	NM

CONSUMER LOANS (b)
Home loan portfolio (includes RFS and Corporate/Private Equity):
Home equity	1,487	1,591	1,394	1,142	1,008	(7)	48
Prime mortgage	3,501	2,712	1,895	1,496	1,232	29	184
Subprime mortgage	2,773	2,545	2,690	2,384	1,715	9	62
Option ARMs	182	97	10	—	—	88	NM

Total home loan portfolio	7,943	6,945	5,989	5,022	3,955	14	101
Auto loans	154	165	148	119	102	(7)	51
Credit card — reported	4	4	4	5	6	—	(33)
Other loans	722	625	430	382	340	16	112

TOTAL CONSUMER LOANS (c)(d)	8,823	7,739	6,571	5,528	4,403	14	100

TOTAL NONPERFORMING LOANS REPORTED	14,785	11,401	8,953	6,933	5,273	30	180

Derivative receivables	704	1,010	1,079	45	80	(30)	NM
Assets acquired in loan satisfactions	2,028	2,243	2,682	2,542	880	(10)	130

TOTAL NONPERFORMING ASSETS	$17,517	$14,654	$12,714	$9,520	$6,233	20	181

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	2.17%	1.61%	1.20%	0.91%	0.98%

NONPERFORMING ASSETS BY LOB
Investment Bank	$4,534	$3,041	$2,501	$583	$490	49	NM
Retail Financial Services (d)	10,351	9,582	8,841	7,878	5,153	8	101
Card Services	4	4	4	5	6	—	(33)
Commercial Banking	2,255	1,651	1,142	923	510	37	342
Treasury & Securities Services	14	30	30	—	—	(53)	NM
Asset Management	326	319	172	121	68	2	379
Corporate/Private Equity (e)	33	27	24	10	6	22	450

TOTAL	$17,517	$14,654	$12,714	$9,520	$6,233	20	181

(a)	Included nonperforming loans held-for-sale and loans at fair value of $133 million, $57 million, $32 million, $32 million, and $51 million at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. Excluded purchased held-for-sale wholesale loans.

(b)	There were no nonperforming loans held-for-sale at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, or June 30, 2008.

(c)	Excludes nonperforming loans and assets related to: (1) loans eligible for repurchase, as well as loans repurchased from GNMA pools that are insured by U.S. government agencies, of $4.7 billion, $4.6 billion, $3.3 billion, $1.8 billion, and $1.9 billion at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively; and (2) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $473 million, $433 million, $437 million, $405 million, and $394 million at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(d)	Excludes home lending purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing under SOP 03-3. Also excludes loans held-for-sale and loans at fair value.

(e)	Predominantly relates to held-for-investment prime mortgage.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
GROSS CHARGE-OFFS
Wholesale loans	$697	$206	$238	$71	$82	238%	NM %	$903	$212	326%
Consumer (includes RFS and Corporate/Private Equity)	2,718	2,244	1,752	1,375	1,079	21	152	4,962	1,959	153
Credit card — reported	2,883	2,189	1,559	1,245	1,209	32	138	5,072	2,353	116

Total loans — reported	6,298	4,639	3,549	2,691	2,370	36	166	10,937	4,524	142
Credit card — securitized	1,776	1,579	1,351	985	949	12	87	3,355	1,740	93

Total loans — managed	8,074	6,218	4,900	3,676	3,319	30	143	14,292	6,264	128

RECOVERIES
Wholesale loans	18	15	21	19	41	20	(56)	33	79	(58)
Consumer (includes RFS and Corporate/Private Equity)	67	68	51	49	54	(1)	24	135	109	24
Credit card — reported	194	160	162	139	145	21	34	354	300	18

Total loans — reported	279	243	234	207	240	15	16	522	488	7
Credit card — securitized	112	115	123	112	119	(3)	(6)	227	229	(1)

Total loans — managed	391	358	357	319	359	9	9	749	717	4

NET CHARGE-OFFS
Wholesale loans	679	191	217	52	41	255	NM	870	133	NM
Consumer (includes RFS and Corporate/Private Equity)	2,651	2,176	1,701	1,326	1,025	22	159	4,827	1,850	161
Credit card — reported	2,689	2,029	1,397	1,106	1,064	33	153	4,718	2,053	130

Total loans — reported	6,019	4,396	3,315	2,484	2,130	37	183	10,415	4,036	158
Credit card — securitized	1,664	1,464	1,228	873	830	14	100	3,128	1,511	107

Total loans — managed	$7,683	$5,860	$4,543	$3,357	$2,960	31	160	$13,543	$5,547	144

NET CHARGE-OFF RATES
Wholesale loans (a)	1.19%	0.32%	0.33%	0.10%	0.08%			0.75%	0.13%
Consumer excluding credit card (b)	2.90	2.36	1.80	2.29	1.81			2.63	1.66
Consumer excluding purchased credit-impaired loans (b)	3.80	3.09	2.35	2.29	1.81			3.44	1.66
Credit card — reported	12.03	8.42	5.63	5.56	5.66			10.15	5.32
Total loans — reported (a)(b)	3.52	2.51	1.80	1.91	1.67			3.01	1.60
Credit card — securitized	7.91	6.93	5.48	4.43	4.32			7.42	4.02
Total loans — managed (a)(b)	4.00	2.98	2.20	2.24	2.02			3.49	1.91

Memo: Credit card — managed	10.03	7.72	5.56	5.00	4.98			8.85	4.68

(a)	Average wholesale loans held-for-sale and loans at fair value were $9.7 billion, $13.3 billion, $16.7 billion, $18.0 billion, and $20.8 billion for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $11.5 billion and $20.5 billion for year-to-date 2009 and 2008, respectively. These amounts were excluded when calculating the net charge-off rates. Excluding average wholesale purchased credit-impaired loans of $210 million, $217 million, and $248 million for the quarters ended June 30, 2009, March 31, 2009, and December 31, 2008, respectively, and $213 million for year-to-date 2009 has no effect on the net charge-off rate.

(b)	Average consumer (excluding card) loans held-for-sale and loans at fair value were $2.8 billion, $3.1 billion, $1.8 billion, $1.5 billion, and $3.6 billion for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, and $2.9 billion and $4.0 billion for year-to-date 2009 and 2008, respectively. These amounts were excluded when calculating the net charge-off rates.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance	$27,381	$23,164	$19,052	$13,246	$11,746	18%	133%	$23,164	$9,234	151%
Acquired allowance resulting from the Washington Mutual transaction	—	—	—	2,535	—	—	—	—	—	—
Net charge-offs	6,019	4,396	3,315	2,484	2,130	37	183	10,415	4,036	158
Provision for loan losses (a)	7,923	8,617	7,434	5,760	3,624	(8)	119	16,540	8,043	106
Other (b)	(213)	(4)	(7)	(5)	6	NM	NM	(217)	5	NM

Ending balance	$29,072	$27,381	$23,164	$19,052	$13,246	6	119	$29,072	$13,246	119

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$638	$659	$713	$686	$855	(3)	(25)	$659	$850	(22)
Provision for lending-related commitments	108	(21)	(121)	27	(169)	NM	NM	87	(164)	NM
Other	—	—	67	—	—	—	—	—	—	—

Ending balance	$746	$638	$659	$713	$686	17	9	$746	$686	9

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific	$2,108	$1,213	$712	$253	$174	74	NM
Formula — based	6,284	6,691	5,833	5,326	4,295	(6)	46

Total wholesale	8,392	7,904	6,545	5,579	4,469	6	88

Consumer
Asset specific	132	106	74	70	61	25	116
Formula — based	20,548	19,371	16,545	13,403	8,716	6	136

Total consumer	20,680	19,477	16,619	13,473	8,777	6	136

Total allowance for loan losses	29,072	27,381	23,164	19,052	13,246	6	119
Allowance for lending-related commitments	746	638	659	713	686	17	9

Total allowance for credit losses	$29,818	$28,019	$23,823	$19,765	$13,932	6	114

Wholesale allowance for loan losses to total wholesale loans (c)	3.75%	3.43%	2.64%	2.06%	2.13%
Consumer allowance for loan losses to total consumer loans (d)	4.63	4.21	3.46	2.86	2.86
Consumer allowance for loan losses to total consumer loans excluding purchased credit-impaired loans and loans from the Washington Mutual Trust (d) (e) (f)	5.80	5.20	4.24	3.42	2.86
Allowance for loan losses to ending loans (c) (d)	4.33	3.95	3.18	2.56	2.57
Allowance for loan losses to ending loans excluding purchased credit-impaired loans and loans from the Washington Mutual Master Trust (c) (d) (e) (f)	5.01	4.53	3.62	2.87	2.57
Allowance for loan losses to total nonperforming loans (g) (h)	198	241	260	287	254

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$5,101	$4,682	$3,444	$2,654	$2,429	9	110
Retail Financial Services	11,832	10,619	8,918	7,517	5,062	11	134
Card Services	8,839	8,849	7,692	5,946	3,705	—	139
Commercial Banking	3,034	2,945	2,826	2,698	1,843	3	65
Treasury & Securities Services	15	51	74	47	40	(71)	(63)
Asset Management	226	215	191	170	147	5	54
Corporate/Private Equity	25	20	19	20	20	25	25

Total	$29,072	$27,381	$23,164	$19,052	$13,246	6	119

(a)	Includes accounting conformity loan loss reserve provision related to the acquisition of Washington Mutual Bank’s banking operations.

(b)	Activity for the quarter and six months ended June 30, 2009, predominantly included a reclassification related to the issuance and retention of securities from the Chase Issuance Trust.

(c)	Wholesale loans held-for-sale and loans at fair value were $7.6 billion, $11.7 billion, $14.0 billion, $17.0 billion, and $20.0 billion at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. These amounts were excluded when calculating the allowance coverage ratios. Excluding wholesale purchased credit-impaired loans of $209 million, $210 million, $224 million, and $272 million at June 30, 2009, March 31, 2009, December 31, 2008, and September 30, 2008, respectively, has no effect on the wholesale allowance coverage ratios.

(d)	Consumer loans held-for-sale were $1.9 billion, $3.7 billion, $2.0 billion, $1.6 billion, and $2.2 billion at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(e)	Excludes the impact of purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. No allowance for loan losses has been recorded for these loans as of June 30, 2009, March 31, 2009, December 31, 2008, or September 30, 2008.

(f)	Represents loans from the Washington Mutual Master Trust, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of June 30, 2009.

(g)	Nonperforming loans held-for-sale and loans at fair value were $133 million, $57 million, $32 million, $32 million, and $51 million at June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(h)	Excludes consumer purchased credit-impaired loans accounted for under SOP 03-3 that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis and the pools are considered to be performing under SOP 03-3.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$815	$1,274	$869	$238	$538	(36)%	51%	$2,089	$1,109	88%
Commercial Banking	280	263	180	105	77	6	264	543	220	147
Treasury & Securities Services	(20)	(20)	27	7	7	—	NM	(40)	18	NM
Asset Management	59	34	32	21	17	74	247	93	34	174
Corporate/Private Equity (a) (b)	7	—	76	564	36	NM	(81)	7	36	(81)

Total wholesale	1,141	1,551	1,184	935	675	(26)	69	2,692	1,417	90

Retail Financial Services	3,841	3,877	3,578	2,056	1,584	(1)	142	7,718	4,272	81
Card Services — reported	2,939	3,189	2,747	1,356	1,364	(8)	115	6,128	2,353	160
Corporate/Private Equity (a)	2	—	(75)	1,413	1	NM	100	2	1	100

Total consumer	6,782	7,066	6,250	4,825	2,949	(4)	130	13,848	6,626	109

Total provision for loan losses	$7,923	$8,617	$7,434	$5,760	$3,624	(8)	119	$16,540	$8,043	106

LENDING-RELATED COMMITMENTS
Investment Bank	$56	$(64)	$(104)	$(4)	$(140)	NM	NM	$(8)	$(93)	91
Commercial Banking	32	30	10	21	(30)	7	NM	62	(72)	NM
Treasury & Securities Services	15	14	18	11	—	7	NM	29	1	NM
Asset Management	—	(1)	—	(1)	—	NM	—	(1)	(1)	—
Corporate/Private Equity (a)	—	—	5	—	—	—	—	—	—	—

Total wholesale	103	(21)	(71)	27	(170)	NM	NM	82	(165)	NM

Retail Financial Services	5	—	(2)	—	1	NM	400	5	1	400
Card Services — reported	—	—	—	—	—	—	—	—	—	—
Corporate/Private Equity (a)	—	—	(48)	—	—	—	—	—	—	—

Total consumer	5	—	(50)	—	1	NM	400	5	1	400

Total provision for lending-related commitments	$108	$(21)	$(121)	$27	$(169)	NM	NM	$87	$(164)	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$871	$1,210	$765	$234	$398	(28)	119	$2,081	$1,016	105
Commercial Banking	312	293	190	126	47	6	NM	605	148	309
Treasury & Securities Services	(5)	(6)	45	18	7	17	NM	(11)	19	NM
Asset Management	59	33	32	20	17	79	247	92	33	179
Corporate/Private Equity (a) (b)	7	—	81	564	36	NM	(81)	7	36	(81)

Total wholesale	1,244	1,530	1,113	962	505	(19)	146	2,774	1,252	122

Retail Financial Services	3,846	3,877	3,576	2,056	1,585	(1)	143	7,723	4,273	81
Card Services — reported	2,939	3,189	2,747	1,356	1,364	(8)	115	6,128	2,353	160
Corporate/Private Equity (a)	2	—	(123)	1,413	1	NM	100	2	1	100

Total consumer	6,787	7,066	6,200	4,825	2,950	(4)	130	13,853	6,627	109

Total provision for credit losses	8,031	8,596	7,313	5,787	3,455	(7)	132	16,627	7,879	111

Credit card — securitized	1,664	1,464	1,228	873	830	14	100	3,128	1,511	107

Managed provision for credit losses	$9,695	$10,060	$8,541	$6,660	$4,285	(4)	126	$19,755	$9,390	110

(a)	Includes accounting conformity provisions related to the Washington Mutual transaction in the third quarter of 2008.

(b)	Includes provision expense related to loans acquired in the Bear Stearns transaction in the second quarter of 2008.

JPMORGAN CHASE & CO.
MARKET RISK-RELATED INFORMATION
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
AVERAGE IB TRADING VAR AND CREDIT PORTFOLIO VAR - 99% CONFIDENCE LEVEL
IB VaR by risk type:
Fixed income	$249	$218	$276	$183	$155	14%	61%	$234	$137	71%
Foreign exchange	26	40	55	20	26	(35)	—	33	30	10
Equities	77	162	87	80	30	(52)	157	119	31	284
Commodities and other	34	28	30	41	31	21	10	31	29	7
Diversification benefit to IB trading VaR (a)	(136)	(159)	(146)	(104)	(92)	14	(48)	(148)	(91)	(63)

99% IB Trading VaR (b)	250	289	302	220	150	(13)	67	269	136	98
Credit portfolio VaR (c)	133	182	165	47	35	(27)	280	157	33	376
Diversification benefit to IB trading and credit portfolio VaR (a)	(116)	(135)	(140)	(49)	(36)	14	(222)	(125)	(34)	(268)

99% Total IB trading and credit portfolio VaR	$267	$336	$327	$218	$149	(21)	79	$301	$135	123

AVERAGE IB TRADING VAR , CREDIT PORTFOLIO VAR AND OTHER VAR - 95% CONFIDENCE LEVEL (d)
IB VaR by risk type:
Fixed income	$179	$158	$194	$130		13		$168
Foreign exchange	16	23	32	13		(30)		19
Equities	50	97	47	46		(48)		73
Commodities and other	22	20	21	24		10		21
Diversification benefit to IB trading VaR (a)	(97)	(108)	(103)	(69)		10		(101)

95% IB Trading VaR (b)	170	190	191	144		(11)		180

Credit portfolio VaR (c)	68	86	66	25		(21)		77
Diversification benefit to IB trading and credit portfolio VaR (a)	(60)	(63)	(50)	(22)		5		(62)

95% Total IB trading and credit portfolio VaR	178	213	207	147		(16)		195

Consumer Lending VaR (e)	43	108	56	19		(60)		75
Corporate Risk Management VaR (f)	111	121	76	22		(8)		116
Diversification benefit to total other VaR (a)	(29)	(61)	(31)	(10)		52		(45)

Total other VaR	125	168	101	31		(26)		146

Diversification benefit to total IB and other VaR (a)	(89)	(93)	(56)	(24)		4		(91)

Total IB and other VaR	$214	$288	$252	$154		(26)		$250

(a)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. The 95% IB Trading VaR includes syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. The 99% IB Trading VaR includes the credit spread sensitivities of certain mortgage products but does not include syndicated lending facilities that the Firm intends to distribute. Both the 95% and 99% IB Trading VaR do not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Includes VaR on derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(d)	In the third quarter of 2008, the Firm revised the VaR measurement to create a more comprehensive view of its market risks by adding syndicated lending facilities that the Firm intends to distribute, and the credit spread sensitivities of certain mortgage products. In addition, certain actively managed positions utilized as part of the Firm’s risk management function within Corporate and in RFS’ mortgage banking businesses have been added to IB VaR to provide a Total IB and other VaR measure. Finally, the Firm moved from using a 99% confidence level to a 95% confidence level since the 95% level provides a more stable measure of the VaR for day-to-day risk management. This section presents the results of the Firm’s VaR measure under the revised measurement using a 95% confidence level. The Firm intends to only present the VaR at this confidence level once information for five quarters and two comparative year-to-date periods is available.

(e)	Consumer Lending VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(f)	Corporate Risk Management VaR includes certain actively managed positions utilized as part of the Firm’s risk management function within Corporate. It does not include certain nontrading activity such as Private Equity, principal investing (e.g., mezzanine financing, tax-oriented investments, etc.) and Corporate Treasury balance sheet and capital management positions as well as longer-term corporate investments.

JPMORGAN CHASE & CO.
CAPITAL, INTANGIBLE ASSETS AND DEPOSITS
(in millions, except ratio data)

							Jun 30, 2009
							Change
	Jun 30		Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2009		2009	2008	2008	2008	2009	2008
CAPITAL RATIOS
Tier 1 capital	$122,187	(a)	$137,144	$136,104	$111,630	$98,775	(11)%	24%
Total capital	167,821	(a)	183,109	184,720	159,175	145,012	(8)	16
Risk-weighted assets	1,263,576	(a)	1,207,490	1,244,659	1,261,034	1,079,199	5	17
Adjusted average assets	1,969,352	(a)	1,923,186	1,966,895	1,555,297	1,536,439	2	28
Tier 1 capital ratio	9.7%	(a)	11.4%	10.9%	8.9%	9.2%
Total capital ratio	13.3	(a)	15.2	14.8	12.6	13.4
Tier 1 leverage ratio	6.2	(a)	7.1	6.9	7.2	6.4

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$48,288		$48,201	$48,027	$46,121	$45,993	—	5
Mortgage servicing rights	14,600		10,634	9,403	17,048	11,617	37	26
Purchased credit card relationships	1,431		1,528	1,649	1,827	1,984	(6)	(28)
All other intangibles	3,651		3,821	3,932	3,653	3,675	(4)	(1)

Total intangibles	$67,970		$64,184	$63,011	$68,649	$63,269	6	7

DEPOSITS (PERIOD-END)
U.S. offices:
Noninterest-bearing	$192,247		$197,027	$210,899	$193,253	$125,606	(2)	53
Interest-bearing	433,862		463,913	511,077	506,974	362,150	(6)	20
Non-U.S. offices:
Noninterest-bearing	8,291		7,073	7,697	9,747	7,827	17	6
Interest-bearing	232,077		238,956	279,604	259,809	227,322	(3)	2

Total deposits	$866,477		$906,969	$1,009,277	$969,783	$722,905	(4)	20

(a)	Estimated.

JPMORGAN CHASE & CO.
PER SHARE-RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q09 Change				2009 Change
	2Q09	1Q09	4Q08	3Q08	2Q08	1Q09	2Q08	2009	2008	2008
EARNINGS PER SHARE DATA (a)
Basic earnings per share:
Income (loss) before extraordinary gain	$2,721	$2,141	$(623)	$(54)	$2,003	27%	36%	$4,862	$4,376	11%
Extraordinary gain	—	—	1,325	581	—	—	—	—	—	—

Net income	2,721	2,141	702	527	2,003	27	36	4,862	4,376	11
Less: Preferred stock dividends	473	529	423	161	90	(11)	426	1,002	90	NM
Less: Preferred stock accelerated amortization from TARP redemption	1,112	—	—	—	—	NM	NM	1,112	—

Net income applicable to common equity	1,136	1,612	279	366	1,913	(30)	(41)	2,748	4,286	(36)
Less: Dividends and undistributed earnings allocated to participating securities	64	93	47	48	70	(31)	(9)	157	153	3

Net income applicable to common stockholders (c)	$1,072	$1,519	$232	$318	$1,843	(29)	(42)	$2,591	$4,133	(37)

Total weighted-average basic shares outstanding	3,811.5	3,755.7	3,737.5	3,444.6	3,426.2	1	11	3,783.6	3,411.1	11

Income (loss) before extraordinary gain per share (b)	$0.28	$0.40	$(0.29)	$(0.08)	$0.54	(30)	(48)	$0.68	$1.21	(44)
Extraordinary gain per share	—	—	0.35	0.17	—	—	—	—	—	—

Net income per share (b)	$0.28	$0.40	$0.06	$0.09	$0.54	(30)	(48)	$0.68	$1.21	(44)

Diluted earnings per share:
Net income applicable to common stockholders (c)	$1,072	$1,519	$232	$318	$1,843	(29)	(42)	$2,591	$4,133	(37)

Total weighted-average basic shares outstanding	3,811.5	3,755.7	3,737.5	3,444.6	3,426.2	1	11	3,783.6	3,411.1	11
Add: Employee stock options and SARs (d)	12.6	3.0	— (g)	— (g)	26.9	320	(53)	7.8	27.1	(71)

Total weighted-average diluted shares outstanding (e)	3,824.1	3,758.7	3,737.5	3,444.6	3,453.1	2	11	3,791.4	3,438.2	10
Income (loss) before extraordinary gain per share (b)	$0.28	$0.40	$(0.29)	$(0.08)	$0.53	(30)	(47)	$0.68	$1.20	(43)
Extraordinary gain per share	—	—	0.35	0.17	—	—	—	—	—	—

Net income per share (b)	$0.28	$0.40	$0.06	$0.09	$0.53	(30)	(47)	$0.68	$1.20	(43)

COMMON SHARES OUTSTANDING
Common shares outstanding — at period end (f)	3,924.1	3,757.7	3,732.8	3,726.9	3,435.7	4	14	3,924.1	3,435.7	14
Cash dividends declared per share	$0.05	$0.05	$0.38	$0.38	$0.38	—	(87)	$0.10	$0.76	(87)
Book value per share	37.36	36.78	36.15	36.95	37.02	2	1	37.36	37.02	1
Dividend payout	14%	15%	532%	399%	71%			15%	63%

SHARE PRICE
High	$38.94	$31.64	$50.63	$49.00	$49.95	23	(22)	$38.94	$49.95	(22)
Low	25.29	14.96	19.69	29.24	33.96	69	(26)	14.96	33.96	(56)
Close	34.11	26.58	31.53	46.70	34.31	28	(1)	34.11	34.31	(1)
Market capitalization	133,852	99,881	117,695	174,048	117,881	34	14	133,852	117,881	14

STOCK REPURCHASE PROGRAM
Common shares repurchased	—	—	—	—	—	—	—	—	—	—

(a)	Effective January 1, 2009, the Firm implemented FSP EITF 03-6-1, which clarifies that unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”) are participating securities and should be included in the EPS calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the FSP’s definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends. EPS data for the prior periods were revised as required by the FSP.

(b)	The calculation of second quarter 2009 earnings per share includes a one-time, non-cash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital.

(c)	Net income applicable to common stockholders for diluted and basic EPS may differ under the two-class method as a result of adding common stock equivalents for options, SARs and warrants to dilutive shares outstanding, which alters the ratio used to allocate earnings to common stockholders and participating securities for purposes of calculating diluted EPS.

(d)	Options issued under employee benefit plans and, subsequent to October 28, 2008, the warrant issued under the U.S. Treasury’s Capital Purchase Program, to purchase an aggregate 315 million, 363 million, 299 million, 194 million, and 169 million shares of common stock were outstanding for the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, respectively, but were not included in the computation of diluted EPS because the options were antidilutive.

(e)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury-stock method.

(f)	On June 5, 2009, the Firm issued $5.8 billion, or 163 million shares, of its common stock at $35.25 per share; and on September 30, 2008, the Firm issued $11.5 billion, or 284 million shares, of its common stock at $40.50 per share.

(g)	Common equivalent shares have been excluded from the computation of diluted loss per share for the fourth and third quarters of 2008, as the effect would have been antidilutive.

JPMORGAN CHASE & CO. Glossary of Terms
ACH: Automated Clearing House.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated Balance Sheets through the transfer of the receivables to a trust and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in loans on the Consolidated Balance Sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affects the Firm’s Consolidated Statements of Income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expense related to the securitized receivables are reclassified into credit card income in the Consolidated Statements of Income.
FASB: Financial Accounting Standards Board.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
FSP EITF 03-6-1: FASB Staff Position No. EITF 03-6-1 “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.”
Interests in purchased receivables: Represent an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-”/“Baa3” or better, as defined by independent rating agencies.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger costs: Reflects costs associated with the Washington Mutual and Bear Stearns mergers in 2008.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Principal transactions (revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Reported basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 141: “Business Combinations.”
SOP 03-3: “Accounting for Certain Loans of Debt Securities Acquired in a Transfer.”
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk: A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics
Investment Banking
IB’S REVENUE COMPRISES THE FOLLOWING:
1. Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets include client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
3. Equities markets include client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN RETAIL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
MORTGAGE FEES AND RELATED INCOME COMPRISE THE FOLLOWING:
1. Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans and other production-related fees.
2. Net mortgage servicing revenue
a)	Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees.

b)	Changes in MSR asset fair value due to:
—	market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

—	modeled servicing portfolio runoff (or time decay)
c)	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Retail Financial Services (continued)
MORTGAGE ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for and do not underwrite the loans.
3. Correspondent — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened - Includes originations, purchases and sales.
3. Merchant acquiring business - Represents a business that processes bank card transactions for merchants.
4. Bank card volume - Represents the dollar amount of transactions processed for merchants.
5. Total transactions - Represents the number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)
Commercial Banking
COMMERCIAL BANKING REVENUE COMPRISES THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.
2. IB revenue, gross — Represents total revenue related to investment banking products sold to CB clients.
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.
Asset Management
Assets under management: Represent assets actively managed by Asset Management on behalf of Institutional, Retail, Private Banking, Private Wealth Management and Bear Stearns Private Client Services clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 42% ownership interest as of June 30, 2009.
Assets under supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
3. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
4. Private Wealth Management offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.
5. Bear Stearns Private Client Services provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.